                                                                   EXHIBIT 10.13

                                                                  EXECUTION COPY
                                                                  --------------


================================================================================



                         AGREEMENT AND PLAN OF MERGER

                                     AMONG

                          PACER INTEGRATED LOGISTICS

                                INTRACO, INC.,

                              PMT HOLDINGS, INC.

                                      AND

                       THE SHAREHOLDER OF INTRACO, INC.


                           DATED AS OF APRIL 3, 1998



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                    PAGE
                                                                    ----
ARTICLE I MERGER; EFFECT ON CONSTITUENT CORPORATIONS...................1

  1.1  The Merger......................................................1
  1.2  Effective Time of the Merger....................................2
  1.3  Effect of the Merger............................................2
  1.4  Charter and By-laws of Surviving Corporation....................2
  1.5  Authorization of the Merger, this Agreement, the Delaware
       Certificate and the Missouri Certificate........................2
  1.6  Effect on Securities............................................3
  1.7  Delivery of Funds; Surrender of Certificates....................3
  1.8  After the Effective Time........................................4
  1.9  Further Assurances..............................................4
  1.10 Contingent Shares; Earn-out.....................................4

ARTICLE II THE CLOSING.................................................6

ARTICLE III REPRESENTATIONS AND WARRANTIES REGARDING THE SHAREHOLDER
AND THE MERGER SHARES..................................................6

  3.1  Title to the Merger Shares......................................6
  3.2  Authority; Noncontravention; Consents...........................7
  3.3  Investment Representations......................................7
  3.4  Affiliate Assets................................................8

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER REGARDING
THE COMPANY............................................................8

  4.1  Organization, Power, Authority and Good Standing................8
  4.2  Authorization, Execution and Enforceability.....................9
  4.3  Consents........................................................9
  4.4  Capitalization.................................................10
  4.5  Subsidiaries; Investments......................................10
  4.6  Financial Information..........................................10
  4.7  Absence of Undisclosed Liabilities.............................11
  4.8  Absence of Changes.............................................11
  4.9  Tax Matters; Certain Definitions...............................12
  4.10 Title to Assets, Properties and Rights and Related Matters.....14
  4.11 Real Property-owned or Leased..................................14
  4.12 [Omitted.].....................................................15
  4.13 Agreements, No Defaults, Etc...................................15
  4.14 Litigation, Etc................................................17
  4.15 Compliance with Laws...........................................17
  4.16 Insurance......................................................18
  4.17 Labor Relations; Employees.....................................18
  4.18 Erisa Compliance...............................................19
  4.19 Environmental Matters..........................................21
  4.20 Brokers........................................................22
  4.21 Related Party Transactions.....................................22
  4.22 Accounts and Notes Receivable..................................23
  4.23 Bank Accounts; Powers Of Attorney..............................23
  4.24 Customers......................................................23
  4.25 Conflicts of Interest..........................................23
  4.26 Disclosure.....................................................24

                                                                       PAGE
                                                                       ----
ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND
HOLDINGS...............................................................24

  5.1   Organization; Corporate Authority..............................24
  5.2   Corporate Action; Authority; No Conflict.......................24
  5.3   Brokers........................................................25
  5.4   Consents.......................................................25
  5.5   Organization; Corporate Authority..............................25
  5.6   Corporate Action; Authority; No Conflict.......................25
  5.7   Capitalization.................................................26
  5.8   Duly Authorized, Validly Issued Holdings Shares................26
  5.9   Financial Information..........................................27

ARTICLE VI COVENANTS AND AGREEMENTS....................................27

  6.1   [Omitted.].....................................................27
  6.2   Confidential Information.......................................27
  6.3   Public Announcements...........................................27
  6.4   Cooperation Regarding Tax Filings..............................28
  6.5   Non-Compete; Non-Solicitation..................................28

ARTICLE VII DELIVERIES AT CLOSING......................................29

  7.1   Deliveries By The Shareholder..................................29
  7.2   Deliveries By The Purchaser....................................31

ARTICLE VIII INDEMNIFICATION...........................................31

  8.1   Indemnification Generally; Etc.................................31
  8.2   Assertion of Claims............................................32
  8.3   Notice and Defense of Third Party Claims.......................32
  8.4   Survival of Representations and Warranties.....................33
  8.5   Limitations on Indemnification.................................34
  8.6   Satisfaction of Shareholder's Indemnification Obligations......35
  8.7   Cooperation Regarding Tax Proceedings..........................35
  8.8   Dispute Resolution.............................................36

ARTICLE IX [OMITTED.]..................................................36

ARTICLE X MISCELLANEOUS PROVISIONS.....................................36

  10.1  Amendment......................................................36
  10.2  Entire Agreement...............................................37
  10.3  Severability...................................................37
  10.4  Benefits of Agreement..........................................37
  10.5  Expenses.......................................................38
  10.6  Notices........................................................38
  10.7  Counterparts...................................................39
  10.8  Governing Law..................................................39
  10.9  Independence of Covenants and Representations and Warranties...40
  10.10 Interpretation; Construction...................................40
  10.11 Remedies.......................................................41
  10.12 Waiver of Jury Trial...........................................41

                                                                  EXECUTION COPY
                                                                  --------------

     AGREEMENT AND PLAN OF MERGER dated as of April 3, 1998 (the "AGREEMENT"),
                                                                  ---------
by and among PACER INTEGRATED LOGISTICS, INC., a Delaware corporation (the "PURCHASER"), INTRACO, INC., a Missouri corporation (the "COMPANY"), JOHN WAYNE
 ---------                                                -------
HEIN, the sole shareholder of the Company (the "SHAREHOLDER"), and PMT HOLDINGS,
                                                -----------
INC., a Delaware corporation and the sole stockholder of the Purchaser ("HOLDINGS").
  --------

                                   PREAMBLE

     The Company is engaged in the business of providing trucking, freight consolidation, traffic management, third party logistics and railroad signal reclamation and salvage services (the "BUSINESS"). The Shareholder is the sole
                                       --------
shareholder of the Company, owning 500 shares of the Company's common stock, par value $1.00 per share (the "COMPANY COMMON STOCK").
                            --------------------

     The respective Boards of Directors of each of the Purchaser, the Company, and Holdings have duly approved and adopted this Agreement and the proposed Merger of the Company with and into the Purchaser, which shall be the surviving corporation of the Merger, in accordance with, and subject to, the terms and conditions of this Agreement, the Delaware General Corporation Law (the "DELAWARE ACT") and the Missouri General and Business Corporation Law (the
 ------------
"MISSOURI ACT").  Certain capitalized terms used herein are defined on ANNEX I
 ------------                                                          -------
hereto.

     NOW, THEREFORE, in consideration of the premises and the mutual representations hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I

                  MERGER; EFFECT ON CONSTITUENT CORPORATIONS

1.1  THE MERGER.
     ----------

     In accordance with, and subject to, the provisions of this Agreement, the Delaware Act and the Missouri Act, the Company shall be merged with and into the Purchaser which, at and after the Effective Time, shall be and is hereinafter sometimes referred to as the "SURVIVING CORPORATION." The Company and the
                              ---------------------
Purchaser are hereinafter sometimes collectively referred to as the "CONSTITUENT
                                                                     -----------
CORPORATIONS."
------------

1.2  EFFECTIVE TIME OF THE MERGER.
     ----------------------------

     The Merger shall become effective upon the filing of a certificate of merger in the form required under the Delaware Act (the "DELAWARE CERTIFICATE")
                                                         --------------------
with the Secretary of State of the State of Delaware and the filing of articles of merger in the form required under the Missouri Act (the "MISSOURI
                                                            --------
CERTIFICATE") with the Secretary of State of the State of Missouri.  The
-----------
Delaware Certificate shall be executed and delivered in the manner provided under the Delaware Act and the Missouri Certificate shall be executed and delivered in the manner provided under the Missouri Act. The date and time when the Merger shall become effective is referred to herein as the "EFFECTIVE TIME."
                                                                --------------

1.3  EFFECT OF THE MERGER.
     --------------------

     Except as specifically set forth herein or in the Delaware Certificate , at the Effective Time, the identity, existence, corporate organization, purposes, powers, objects, franchises, privileges, rights, immunities, restrictions, debts, liabilities and duties (collectively, the "CORPORATE RIGHTS") of the
                                                  ----------------
Purchaser shall continue in effect and be unimpaired by the Merger, and, subject to the provisions hereof, the Corporate Rights of the Company shall be merged with and into the Purchaser, which shall, as the Surviving Corporation, be fully vested therewith. At the Effective Time, the separate existence and corporate organization of the Company shall cease, and the Company shall be merged with and into the Surviving Corporation.

1.4  CHARTER AND BY-LAWS OF SURVIVING CORPORATION.
     --------------------------------------------

     From and after the Effective Time, (a) the Certificate of Incorporation of the Purchaser shall be the Certificate of Incorporation of the Surviving Corporation until altered, amended or repealed as provided in the Delaware Act,
(b) the By-laws of the Purchaser shall become the By-laws of the Surviving Corporation, unless and until altered, amended or repealed as provided in the Delaware Act, the Surviving Corporation's Certificate of Incorporation or such By-laws, and (c) the officers and directors of the Purchaser shall, respectively, become the officers and directors of the Surviving Corporation unless and until removed or until their respective terms of office shall have expired in accordance with the Delaware Act or the Surviving Corporation's Formation Documents, as applicable.

1.5  AUTHORIZATION OF THE MERGER, THIS AGREEMENT, THE DELAWARE CERTIFICATE  AND
     --------------------------------------------------------------------------
THE MISSOURI CERTIFICATE.
------------------------

          (a) Simultaneously with or prior to the execution and delivery of this Agreement, the Shareholder, being the holder of all of the issued and outstanding shares of Company Common Stock, shall execute a written consent in lieu of a meeting, and Holdings, being the sole shareholder of the Purchaser, shall execute a written consent in lieu of a meeting, each of which written consents shall include resolutions approving and adopting the Merger, this Agreement, the Delaware Certificate, the Missouri Certificate and the consummation of the transactions contemplated hereby and thereby, in each case in accordance with the provisions of the Delaware Act and the Missouri Act.

          (b) The Shareholder shall take, as promptly as practicable, all such other actions as may be necessary or advisable under the Delaware Act, the Missouri Act and any other applicable law or regulation in connection with this Agreement, the Merger, the Delaware Certificate or the Missouri Certificate. The Shareholder shall cause to be prepared and distributed any written notice or other materials relating to the shareholder action contemplated by SECTION
                                                                   -------
1.5(A) required to be delivered pursuant to the Company's Formation Documents,
------
the Delaware Act, the Missouri Act or any other federal or state law applicable to this Agreement, the Merger, the Delaware Certificate, the Missouri Certificate or such shareholder action (collectively, the "SHAREHOLDER
                                                           -----------
MATERIALS"); provided, however, that the Purchaser and its counsel shall have a
---------    --------  -------
reasonable opportunity to review all Shareholder Materials and all Shareholder Materials shall be reasonably satisfactory in form and substance to the Purchaser and its counsel.

1.6  EFFECT ON SECURITIES.
     --------------------

     Anything contained in this Agreement, the Delaware Certificate or the Missouri Certificate to the contrary notwithstanding, the entire consideration payable in the Merger with respect to all shares of capital stock of the Company shall not exceed the Aggregate Merger Consideration. The manner and basis of converting, exchanging or canceling the shares of capital stock of each of the Constituent Corporations into cash and the Holdings Shares shall be as follows:

          (a) each Merger Share shall, by virtue of the Merger and without any action on the part of the Shareholder or the Company, cease to be outstanding and be converted into the right to receive at and after the Effective Time in accordance herewith the Per Share Merger Consideration;

          (b) each authorized but unissued or treasury share of Company Common Stock immediately prior to the Effective Time shall be canceled for no consideration; and

          (c) each share of the common stock, par value $.01 per share, of the Purchaser issued and outstanding prior to the Effective Time shall be unaffected by the Merger and shall remain outstanding.

1.7  DELIVERY OF FUNDS; SURRENDER OF CERTIFICATES.
     --------------------------------------------

     At the Effective Time, upon the surrender to the Surviving Corporation of the certificate or certificates which, immediately prior to the Effective Time, represented the Merger Shares, the Shareholder shall, from and after the Effective Time, in accordance with the provisions hereof, be entitled to receive in exchange for the Merger Shares so surrendered (i) an amount in cash equal to the Merger Cash Consideration and (ii) a certificate representing the Holdings Shares (of which the Contingent Shares shall be subject to forfeiture as provided in SECTION 1.10 below).
            ------------

1.8  AFTER THE EFFECTIVE TIME.
     ------------------------

     The Aggregate Merger Consideration paid in respect of the surrender of certificates representing the Merger Shares in accordance with the provisions of this Agreement, the Delaware Certificate and the Missouri Certificate shall be deemed to have been paid in full satisfaction of all rights pertaining to the Merger Shares. At and after the Effective Time, the stock transfer books of the Surviving Corporation shall be closed with respect to the capital stock of the Company, and thereafter there shall be no further registration of transfers of the capital stock of the Company on the records of the Surviving Corporation.

1.9  FURTHER ASSURANCES.
     ------------------

     The Shareholder shall, at any time after the Closing, upon the request of the Purchaser and at the Purchaser's expense, do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney or assurances as may be reasonably required to effect the Merger.

1.10  CONTINGENT SHARES; EARN-OUT.
      ---------------------------

          (a) Within thirty (30) days after the end of each fiscal quarter of the Surviving Corporation, commencing with the fiscal quarter ended December 31, 1998, the Surviving Corporation shall deliver to the Shareholder an income statement prepared in accordance with GAAP (subject to the absence of footnotes and year-end adjustments) showing the Surviving Corporation's revenues for the fiscal quarter then ended. In the event that the revenues reflected on such income statement are equal to or greater than the revenues set forth in the schedule below for the corresponding fiscal quarter, the Contingent Shares set forth opposite such corresponding fiscal quarter shall be deemed earned as of the first day of the next fiscal quarter thereafter and shall no longer be Contingent Shares subject to forfeiture pursuant to this section, but shall be Earned Shares for all purposes of this Agreement. In the event that the revenues reflected on such income statement are less than the revenues set forth in the schedule below for the corresponding fiscal quarter, the Contingent Shares set forth opposite such corresponding fiscal quarter, as well as all Contingent Shares for each subsequent fiscal quarter thereafter, shall automatically, without any action on the part of any of the parties hereto or any other Person, be forfeited by the Shareholder to Holdings for no consideration and deemed to be cancelled and to cease to be outstanding for all purposes. The schedule referred to above is as follows:

         FISCAL
     QUARTER ENDED                 REVENUES                 CONTINGENT SHARES
     -------------                 --------                 -----------------
        12/31/98                   $500,000                       5,476
         3/31/99                   $500,000                       1,905
         6/30/99                   $500,000                       1,905
         9/31/99                   $500,000                       1,905

        12/31/99                   $500,000                       1,905
         3/31/99                   $500,000                         237

provided, however, that in the event Holdings consummates an Initial Public
--------  -------
Offering (as defined in the Holdings Stockholder Agreement) prior to December 31, 1998, then (i) 3,571 of the 5,476 Contingent Shares set forth opposite December 31, 1998, in the above schedule shall be deemed earned as of the effective date of the registration statement for such Initial Public Offering and shall no longer be Contingent Shares subject to forfeiture pursuant to this section, but shall be Earned Shares for all purposes of this Agreement, and (ii) if such effective date occurs prior to September 30, 1998, then each "Fiscal Quarter Ended" date in the above schedule shall be accelerated and changed to be the last day of the previous fiscal quarter (e.g. the fiscal quarter ended
                                             ----
December 31, 1998, will be changed to be the fiscal quarter ended September 30, 1998, and so on, with the final "Fiscal Quarter Ended" date in the above schedule being changed to December 31, 1999).

          (b) In the event that Holdings, Pacific Motor or the Surviving Corporation consummates a Corporate Transaction (as defined below), then all Contingent Shares on the date of such transaction shall immediately be deemed Earned Shares as of such date. As used herein, "CORPORATE TRANSACTION" shall
                                                 ---------------------
mean, with respect to Holdings, Pacific Motor or the Surviving Corporation, (i) a sale by such entity to one entity or group of entities (who are not Affiliated with Holdings, Pacific Motor or the Surviving Corporation as of the date hereof), whether in a single transaction or a series of related transactions, of assets having an aggregate fair market value greater than 50% of the aggregate fair market value of all of the assets of such entity and its subsidiaries on a consolidated basis or (ii) the transfer by such entity or its stockholders existing as of the date of this Agreement to one entity or group of entities (who are not Affiliated with Holdings, Pacific Motor or the Surviving Corporation as of the date hereof) in a single transaction or series of related transactions (including a merger or similar consolidation) of capital stock possessing the right to elect a majority of the members of its board of directors.

          (c) Upon any forfeiture of Contingent Shares pursuant TO SECTION
                                                                   -------
1.10(A), the Shareholder shall promptly deliver to Holdings the certificate or
-------
certificates representing such Contingent Shares so forfeited, duly endorsed or accompanied by duly executed stock powers for transfer to Holdings (or, in the event the loss or theft of such certificate(s), an affidavit of loss and indemnity reasonably acceptable to Holdings), but the Shareholder's failure to do so shall not affect in any way such forfeiture. In addition to the restrictions and limitations placed on the Contingent Shares pursuant to the Stockholders Agreement, the Shareholder may not Transfer (as defined in the Stockholders Agreement) any Contingent Shares without the prior written consent of Holdings in its sole discretion, and any such Transfer attempted without Holdings' consent shall be void ab initio. All certificates representing
                                -- ------
Contingent Shares shall bear such legends and notices as may be reasonably required by Holdings to effectuate and evidence the provisions of this SECTION
                                                                       -------
1.10.  In the event of a Material Adverse Change affecting the Surviving
----
Corporation as a result of a loss of, or a material reduction in the business conducted with, a significant customer of the business due to circumstances beyond the control of the Shareholder, the Surviving Corporation agrees that it shall, at the Shareholder's request (provided that the Shareholder is employed by the Surviving Corporation or any of its Affiliates at the time of such request), in good faith negotiate reasonable and appropriate adjustments to the quarterly revenue targets contained in the foregoing schedule to account for such loss or reduction. The Shareholder acknowledges that the President of the Surviving Corporation, who shall be Gerry Angeli, or in his absence, Don C. Orris or Douglas R. Korn, or such other person who shall be reasonably acceptable to the Shareholder for so long as the Shareholder is employed by the Surviving Corporation or any of its Affiliates, shall have sole discretion, in consultation with the Shareholder for so long as the Shareholder is employed by the Surviving Corporation or any of its Affiliates, with respect to the business and affairs, including strategic matters, of the Surviving Corporation.

                                  ARTICLE II

                                  THE CLOSING

     The Closing (the "CLOSING") of the transactions contemplated by this
                       -------
Agreement shall take place at the offices of O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112, simultaneously with the execution and delivery of this Agreement on April 3, 1998, or such other date as shall be mutually agreeable to the parties hereto (the "CLOSING DATE").
                                                        ------------

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES REGARDING
                     THE SHAREHOLDER AND THE MERGER SHARES

     The Shareholder represents and warrants as of the date hereof and as of the Closing Date as follows:

3.1  TITLE TO THE MERGER SHARES.
     --------------------------

     The Shareholder is the lawful owner, of record and beneficially, of all of the Merger Shares and has good and marketable title to the Merger Shares, free and clear of any and all Encumbrances whatsoever and with no restriction on the voting rights and other incidents of record and beneficial ownership pertaining thereto. The Shareholder is not the subject of any bankruptcy, reorganization or similar proceeding. Except for this Agreement and except as set forth on
SCHEDULE 3.1, there are no agreements or understandings between the Shareholder
------------
and any other Person with respect to the acquisition, disposition, transfer, registration or voting of, or otherwise relating to, any of the capital stock of the Company.

3.2  AUTHORITY; NONCONTRAVENTION; CONSENTS.
     -------------------------------------

          (a) The Shareholder has the full and absolute legal right, capacity, power and authority to enter into this Agreement and each Related Document to which the Shareholder is or will be a party, and this Agreement and each Related Document to which the Shareholder is or will be a party has been, or upon the Shareholder's execution and delivery thereof will be, duly and validly executed and delivered by the Shareholder. This Agreement and each Related Document to which the Shareholder is a party is, or upon the Shareholder's execution and delivery thereof will be, the valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its respective terms.

          (b) Neither the execution, delivery and/or performance by the Shareholder of this Agreement or any Related Document to which the Shareholder is or will be a party, nor the consummation of the transactions contemplated hereby or thereby, nor compliance by the Shareholder with any of the provisions hereof or thereof will (i) result in any violation of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, amendment, cancellation or acceleration of any obligations contained in, any term, condition or provision of any Contract to which the Shareholder is a party, or by which the Shareholder or his assets may be bound or (ii) violate any Law applicable to the Shareholder.

          (c) Except as contemplated by this Agreement, no Permit, authorization, consent or approval of or by, or any notification of or filing with, any Person (governmental or private) is required in connection with the execution, delivery and performance by the Shareholder of this Agreement or any Related Document to which the Shareholder is a party or the consummation by the Shareholder of the transactions contemplated hereby or thereby.

3.3  INVESTMENT REPRESENTATIONS.
     --------------------------

          (a) The Shareholder is acquiring the Holdings Shares for his own account, for investment and not with a view to the distribution thereof in violation of the Securities Act or applicable state securities law.

          (b) The Shareholder understands that (i) the Holdings Shares have not been registered under the Securities Act or applicable state securities laws by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws and (ii) the Holdings Shares must be held by the Shareholder indefinitely unless a subsequent disposition thereof is registered or qualified, as the case may be, under the Securities Act and applicable state securities laws or is exempt from registration or qualification, as the case may be.

          (c) The Shareholder acknowledges that there is no public market for the Holdings Common Stock and that an investment in the Holdings Shares is speculative and that no assurance has been or can be given as to the prospects of Holdings and its subsidiaries or as to the likelihood or probability that such a public market will develop.

          (d) The Shareholder is an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act). The Shareholder and his attorneys and other representatives have had free and full access to all agreements, documents, records and books of Holdings and its subsidiaries that the Shareholder has requested in connection with his acquisition of the Holdings Shares. The Shareholder has had an opportunity to ask questions of, and receive answers from, persons acting on behalf of Holdings and its subsidiaries concerning Holdings and its subsidiaries and the terms and conditions of the Shareholder's acquisition of the Holdings Shares hereunder, and answers have been provided to all of such questions to the full satisfaction of the Shareholder. The Shareholder (together with his adviser representative, if any) has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of his acquisition of the Holdings Shares hereunder.

          (e) The Shareholder is not a person who is, or would cause the Purchaser to be, disqualified pursuant to Rule 262 promulgated under the Securities Act.

3.4  AFFILIATE ASSETS.
     ----------------

     The Affiliate Assets listed on SCHEDULE 3.4 hereto constitute all of the
                                    ------------
assets, properties and rights owned by the Shareholder or any of his Affiliates (other than the Company) that are used in or necessary for the conduct of the Business as currently conducted.

                                  ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES OF
                   THE SHAREHOLDER REGARDING THE COMPANY/1/



     The Shareholder represents and warrants as of the date hereof and as of the Closing Date as follows:

4.1  ORGANIZATION, POWER, AUTHORITY AND GOOD STANDING.
     ------------------------------------------------

     The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority (corporate and otherwise) to own, lease and operate its assets and properties and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and in good standing to transact business as a foreign Person in those jurisdictions set forth on SCHEDULE 4.1, which constitute all the
                           ------------

______________________
/1/ Additional Representations and Warranties, if any, to come upon completion of due diligence.

jurisdictions in which the character of the property owned, leased or operated by the Companyor the nature of the business or activities conducted by the Company makes such qualification necessary. The Purchaser has been furnished with true, correct and complete copies of the articles of incorporation of the Company (the "COMPANY'S CHARTER") and the by-laws of the Company (the "COMPANY'S
              -----------------                                        ---------
BY-LAWS"), in each case as amended and in effect on the date hereof. Except as
-------
set forth on SCHEDULE 4.1, the Company has (i) never engaged in any business
             ------------
other than the Business and (ii) not used within the last five years any other trade name or assumed names.

4.2  AUTHORIZATION, EXECUTION AND ENFORCEABILITY.
     -------------------------------------------

     The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and each Related Document to which it is or will be a party and to consummate the transactions contemplated hereby and thereby. The Company's execution and delivery of this Agreement and each Related Document to which it is or will be a party and the performance by the Company of its obligations hereunder and thereunder have been duly and validly authorized by all requisite action on the part of the Company and its shareholders, and this Agreement and each Related Document to which the Company is or will be a party has been, or upon the Company's execution and delivery thereof will be, duly and validly executed and delivered by the Company and constitutes, or upon its execution and delivery will constitute, a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. Neither the Company's execution and delivery of, and/or performance of its obligations under, this Agreement and each Related Document to which it is or will be a party, nor the consummation of the transactions contemplated hereby or thereby, shall (a) violate, or result in the creation of an Encumbrance upon any of the Company's assets as a result of, any Laws applicable to the Company or any of its properties or assets or (b) result in any violation or breach of, any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default or give rise to any right of contingent payment, termination, cancellation or acceleration, or result in the creation of any Encumbrance upon any of the properties or assets of the Company, under, any provision of the Company's Charter or the Company's By-laws or any Contract listed on SCHEDULE 4.13 (or incorporated onto such
                                  -------------
Schedule by reference).

4.3  CONSENTS.
     --------

     Except as set forth on SCHEDULE 4.3, no Permit, authorization, consent or
                            ------------
approval of or by, or notification of or filing with, any Person (governmental or otherwise) is required in connection with the execution, delivery and performance by the Company of this Agreement or any Related Document to which it is or will be a party or the consummation of the transactions contemplated hereby or thereby.

4.4  CAPITALIZATION.
     --------------

          (a) The authorized capital stock of the Company consists of 30,000 duly authorized shares of Company Common Stock, of which 500 shares of Company Common Stock are duly and validly issued and outstanding, fully paid and nonassessable, with no personal Liability attached to the ownership thereof, and all of which are held of record and beneficially by the Shareholder.

          (b) There are no securities presently outstanding which are convertible into, exchangeable for, or carry the right to acquire, equity securities of the Company, and there are no subscriptions, warrants, options, calls, puts, convertible securities, registration or other rights, arrangements or commitments obligating the Company to issue, sell, register, purchase or redeem any of its equity securities or any ownership interest or rights therein. There are no voting trusts or other agreements or understandings to which the Company is bound with respect to the voting of the Company's capital stock. There are no stock appreciation rights, phantom stock rights or similar rights or arrangements outstanding. Except as set forth on SCHEDULE 4.4, there are no
                                                    ------------
Contracts to which the Company, the Shareholder or any other Person is a party relating in any way to any shares of capital stock or other securities of the Company.

          (c) All securities issued by the Company have been issued in transactions exempt from registration under the Securities Act and the rules and regulations promulgated thereunder and all applicable state securities or "blue sky" laws, and the Company has not violated the Securities Act or any applicable state securities or "blue sky" laws in connection with the issuance of any such securities.

4.5  SUBSIDIARIES; INVESTMENTS.
     -------------------------

     Except as set forth on SCHEDULE 4.5, the Company does not own or hold,
                            ------------
directly or indirectly, any equity interest in any Person.

4.6  FINANCIAL INFORMATION.
     ---------------------

          (a) SCHEDULE 4.6 attached hereto contains true, correct and complete
              ------------
copies of (i) the unaudited balance sheet of the Company as of December 31, 1997 (the "LATEST BALANCE SHEET"; and such date being the "LATEST BALANCE SHEET
           --------------------                            --------------------
DATE"), and the related unaudited statement of income of the Company for the
----
twelve-month period then ended, including any footnotes thereto, (ii) the unaudited balance sheet of the Company as of January 31, 1998, and the related unaudited statement of income of the Company for the month then ended and (iii) the unaudited balance sheet of the Company as of February 28, 1998, and the related unaudited statement of income of the Company for the month then ended (all of the foregoing, including the Latest Balance Sheet, being collectively referred to as the "UNAUDITED FINANCIAL STATEMENTS").
                    ------------------------------

          (b) The Unaudited Financial Statements (i) are true, complete and correct in all material respects to the Actual Knowledge of the Shareholder, and
(ii) have been
prepared in accordance with the books and records of the Company which have been maintained in a manner consistent with historical practice.

          (c) The Purchaser acknowledges that the Unaudited Financial Statements have not been prepared in accordance with GAAP and shall have no claim against the Shareholder or the Company based on an alleged breach of this SECTION 4.6
                                                                  -----------
arising from any failure of the Unaudited Financial Statements to be in accordance with GAAP.

4.7  ABSENCE OF UNDISCLOSED LIABILITIES.
     ----------------------------------

     To the Actual Knowledge of the Shareholder, except as set forth on SCHEDULE
                                                                        --------
4.7, (a) the Company has no Liabilities except (i) to the extent expressly
---
reflected or reserved against on the Latest Balance Sheet, (ii) Liabilities under Contracts (except arising from any breach thereof) and (iii) Liabilities incurred in the ordinary course of business since the date of the Latest Balance Sheet (other than any such Liability arising from or under any breach of contract, breach of warranty, tort, infringement, Environmental, Health and Safety Law or any other Law or any Proceeding) and (b) there are no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March
1975). To the Actual Knowledge of the Shareholder, except as may be disclosed on SCHEDULE 4.19(A) or SCHEDULE 4.19(B), the Company has not, either expressly
   ----------------    ----------------
or by operation of Law, assumed or undertaken any Liability of any other Person, including any obligation for corrective or remedial action relating to Environmental, Health and Safety Laws.

4.8  ABSENCE OF CHANGES.
     ------------------

     Since the Latest Balance Sheet Date, except as set forth on SCHEDULE 4.8,
                                                                 ------------
the Company has been operated in the ordinary course of the Business, consistent with past practice, and there has not been:

          (a) to the Actual Knowledge of the Shareholder, any material adverse change in the business, operations, assets, condition (financial or otherwise), operating results, liabilities, relations with employees, customers or suppliers, or prospects of the Company or any material casualty loss or damage to the assets of the Company, whether or not covered by insurance (a "MATERIAL
                                                                      --------
ADVERSE CHANGE");
--------------

          (b) any declaration, setting aside or payment of any distribution with respect to any shares of capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition of any thereof, or any other payments of any nature to any Affiliate of the Company, whether or not on or with respect to any shares of capital stock of the Company owned by such Affiliate (other than (i) salaries and benefits paid in the ordinary course of the Business as previously disclosed to the Purchaser, (ii) dividends of not more than $325,391 and (iii) the transfer of a certificate of deposit from the Company to the Shareholder in the face amount of $8,500 issued by Mercantile Bank);

          (c) any general uniform increase in the compensation of employees (including any increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) of the Company, or any increase in any such compensation payable to any officer, director, manager or key employee, except as may be contained in the Employment Agreement and as previously disclosed to the Purchaser;

          (d) any change in the tax or other accounting methods or practices followed by the Company, any change in depreciation or amortization policies or rates previously adopted or any write-up of inventory or other assets;

          (e) any material change in the manner in which (i) products or services of the Company are marketed (including any change in prices), (ii) the Company extends discounts or credit to customers or (iii) the Company collects accounts receivable or otherwise deals with customers;

          (f) any failure by the Company to pay trade accounts payable or any other Liability of the Company when due; or

          (g) any agreement, whether in writing or otherwise, to take any of the actions specified in the foregoing CLAUSES (A) through (F).
                                   -----------         ---

4.9  TAX MATTERS; CERTAIN DEFINITIONS.
     --------------------------------

          (a) Except as set forth on SCHEDULE 4.9(A), the Company and each other
                                     ---------------
Person included in any consolidated or combined Tax Return and part of an affiliated group, within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended (the "CODE"), of which the Company is or has been a
                               ----
member, (i) has timely paid or caused to be paid all Taxes required to be paid by it through the date hereof and as of the Closing Date (including any Taxes shown due on any Tax Return), (ii) has filed or caused to be filed in a timely and proper manner (within any applicable extension periods) all Tax Returns required to be filed by it with the appropriate Governmental Entities in all jurisdictions in which such Tax returns are required to be filed and (iii) has not requested or caused to be requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

          (b) Except as set forth on SCHEDULE 4.9(B):
                                     ---------------

               (i) the Company has not been notified by the Internal Revenue Service or any other taxing authority that any issues have been raised (and no such issues are currently pending) by the Internal Revenue Service or any other taxing authority in connection with any Tax Return of the Company, there are no pending Tax audits and no waivers of statutes of limitations have been given or requested with respect to the Company;

               (ii) the Company has not incurred any Tax Liability from and after the Latest Balance Sheet Date other than Taxes incurred in the ordinary course of business;

               (iii) the Company is not and has not (A) made an election to be treated as a "consenting corporation" under Section 341(f) of the Code or
     (B) been a "personal holding company" within the meaning of Section 542 of the Code;

               (iv)   the Company has made an election under the provisions of
     Section 1362 (a) of the Code to be taxed as an S Corporation and the Company has been since __________, and continues to be, taxed as an S Corporation for federal income tax purposes for each of such taxable periods and has made a corresponding election under the tax laws of each of the states in which it does business for each of such taxable years, and such elections have been accepted and, to the Actual Knowledge of the Shareholder, have never been challenged by the Internal Revenue Service or any other taxing authority;

               (v) the Company has complied in all respects with all applicable Laws relating to the collection or withholding of Taxes (such as sales Taxes or withholding of Taxes from the wages of employees);

               (vi) the Company is not and has not ever been a party to any Tax sharing agreement with any Person except as may be implied under
     Section 1362(a) of the Code for shareholders who have made an election to be treated under Subchapter S of the Code;

               (vii) the Company has not agreed to and is not required to make any adjustments or changes either on, before or after the Closing Date to its accounting methods pursuant to Section 481 of the Code, and the Internal Revenue Service has not proposed any such adjustments or changes in the accounting methods of the Company;

               (viii) no claim has ever been made by any taxing authority in a jurisdiction in which the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction;

               (ix) the Company will not be liable for any Taxes under Section 1374 of the Code in connection with the transactions contemplated hereby, and the Company has not, within the past ten years, (A) acquired assets from another corporation in a transaction in which the Company's Tax basis is determined by reference to the Tax basis of the acquired assets (or any other property) in the hands of the transferor or (B) acquired the stock of any corporation which is a qualified subchapter S subsidiary; and

               (x) the Company is not a foreign Person within the meaning of
     (S)(S)1.1445-2(b) of the rules and regulations promulgated under Section 1445 of the Code, and the Purchaser has been furnished with a true and accurate certificate of the Company so stating which complies in all respects with (S)(S)1.1445-2(b)(1) of such rules and regulations.

4.10 TITLE TO ASSETS, PROPERTIES AND RIGHTS AND RELATED MATTERS.
     ----------------------------------------------------------

          (a) The Company has good and marketable title to (or a valid leasehold interest in) all of the assets, properties and interests in properties, real, personal or mixed, reflected on the Latest Balance Sheet or acquired after the Latest Balance Sheet Date (except inventory or other property sold or otherwise disposed of since the Latest Balance Sheet Date in the ordinary course of business and accounts receivable and notes receivable paid in full subsequent to the Latest Balance Sheet Date), free and clear of all Encumbrances, of any kind or character, except for those Encumbrances set forth on SCHEDULE 4.10(A) and
                                                         ----------------
Permitted Encumbrances. Such assets comprise substantially all of the assets used in or required for the conduct of the Business as currently conducted.
Such assets are generally in good operating condition and repair (normal wear and tear excepted), are suitable for the uses for which they are used in the Business. To the Actual Knowledge of the Shareholder, with respect to any Leased Property, such assets are in such condition as to permit the surrender thereof by the Company to the lessors thereunder on the date hereof without any cost or expense for repair or restoration as if the related leases were terminated on the date hereof in the ordinary course of business. Except for inventory, supplies, trucks and trailers in transit in the ordinary course of the Business, all material tangible personal property is located on the premises of the Company.

          (b) SCHEDULE 4.10(B) contains a true, correct and complete list of all
              ----------------
property, plant and equipment owned by the Company as of the Closing Date.

4.11  REAL PROPERTY-OWNED OR LEASED.
      -----------------------------

          (a) The Company does not own any real property.  SCHEDULE 4.11(A)
                                                           ----------------
contains a list and brief description of all of the real property leased by the Company subject to one or more leases (the "LEASED PROPERTY"). True, correct and
                                            ---------------
complete copies of such leases covering the Leased Property have been delivered to the Purchaser prior to the date hereof. The Leased Property constitutes all real property used or occupied by the Company in connection with the Business.

          (b) With respect to the Leased Property, except as set forth on
SCHEDULE 4.11(B):
----------------

               (i) to the Actual Knowledge of the Shareholder, no portion thereof is subject to any pending condemnation Proceeding or Proceeding by any public or quasi-public authority and there is no threatened condemnation or Proceeding with respect thereto;

               (ii) the physical condition of the Leased Property is sufficient to permit the continued conduct of the Business as presently conducted subject to the provision of usual and customary maintenance and repair performed in the ordinary course with respect to similar properties of like age and construction;

               (iii) subject to the terms of the leases (and any subleases) covering the Leased Property, the Company is the holder of all the leasehold estates purported to be granted by such leases;

               (iv) there are no Contracts, written or oral, to which the Company or any Affiliate thereof is a party, granting to any party or parties the right of use or occupancy of any portion of the parcels of the Leased Property;

               (v) there are no parties (other than the Company or its lessees disclosed pursuant to CLAUSE (IV) above) in possession of the Leased
                           ------ ----
     Property; and

               (vi) to the Actual Knowledge of the Shareholder, no notice of any increase in the assessed valuation of the Leased Property, no notice of any contemplated special assessment has been received by the Company, and there is no threatened increase in assessed valuation or threatened special assessment pertaining to any of the Leased Property.

4.12 [OMITTED.]
      -------

4.13 AGREEMENTS, NO DEFAULTS, ETC.
     ----------------------------

          (a) SCHEDULE 4.13 contains a true and complete list and brief
              -------------
description of all written or oral Contracts to which the Company is a party and
(x) which were entered into or made outside the ordinary course of business or
(y) which were entered into or made in the ordinary course of business and are described in CLAUSES (I) through (XII) of this SECTION 4.13(A). Except as set
             -----------         -----         ---------------
forth on SCHEDULE 4.13, the Company is not a party to any of the following,
         -------------
whether written or oral:

               (i) distributorship, dealer, sales, advertising, agency, manufacturer's representative or other Contract relating to the payment of a commission;

               (ii) Contract for the employment of any officer, employee or consultant or any other type of Contract or understanding with any officer, employee or consultant, including any agreement or understanding relating to severance payments;

               (iii) indenture, mortgage, promissory note, loan agreement, pledge agreement, conditional sale, guarantee or other Contract for the borrowing of money, for a line of credit or for a Capital Lease;

               (iv) Contract for charitable contributions in excess of $5,000 individually or $10,000 in the aggregate;

               (v) Contract for capital expenditures in excess of $5,000 individually or $10,000 in the aggregate;

               (vi) agreement or arrangement for the sale of any assets, properties or rights other than the sale of services or products in the ordinary course of business;

               (vii) lease or other agreement pursuant to which it is a lessee of or holds or operates any machinery, equipment, motor vehicles, office furniture, fixtures, products, merchandise or other personal property owned by any other Person in excess of $5,000 individually or $10,000 in the aggregate;

               (viii) Contract with respect to the lending or investing of funds;

               (ix) Contract which restricts the Company from engaging in any aspect of the Business or any other business anywhere in the world;

               (x) Contract or group of related Contracts with the same Person or group of Affiliated Persons (excluding purchase orders entered into in the ordinary course of business) for the purchase or sale of products or services under which the undelivered balance thereof (including the aggregate undelivered balance under any such Contracts between the same Person and the Company) has a selling price in excess of $25,000;

               (xi) agreement for the acquisition or disposition of a Person or a division of a Person made within the preceding five years (whether or not such acquisition or disposition was consummated); and

               (xii) other Contract material to the Business or with any Affiliate of the Shareholder or any "associate" of the Shareholder (as defined in the rules promulgated under the Securities Exchange Act of 1934, as amended).

The Contracts disclosed on SCHEDULE 4.4, the leases described on SCHEDULE
                           ------------                          --------
4.11(A), the insurance policies on SCHEDULE 4.16, the Company Employee Plans and
-------                            -------------
the Contracts on SCHEDULE 4.21, are incorporated by reference onto SCHEDULE
                 -------------                                     --------
4.13.
----

         (b)   All items listed on SCHEDULE 4.13 (or incorporated thereon by
                                   -------------
reference) are in full force and effect, constitute legal, valid and binding obligations of the Company, and are enforceable in accordance with their respective terms. To the

Actual Knowledge of the Shareholder, the Company has in all material respects performed all of the obligations required to be performed by it to date, and there exists no material default, or any event which upon the giving of notice or the passage of time, or both, would give rise to a claim of a material default in the performance by the Company or any other party to any of the foregoing of their respective obligations thereunder. The Purchaser has been furnished with true, complete and correct copies of all written items listed on
SCHEDULE 4.13 and SCHEDULE 4.13 contains accurate descriptions of all oral items
-------------     -------------
listed on SCHEDULE 4.13 (and items incorporated thereon by reference).
          -------------

          (c) SCHEDULE 4.13 contains a true and complete list of all Funded
              -------------
Indebtedness of the Company, in each case showing the aggregate principal amount thereof (and the aggregate amount of any undrawn commitments with respect thereto), the name of the lender and the name of the respective borrower and any other Person which directly or indirectly guaranteed such debt. As of the Closing, the aggregate principal amount of outstanding Funded Indebtedness of the Company is not greater than $190,000.

4.14 LITIGATION, ETC.
     ---------------

     Except as set forth on SCHEDULE 4.14, and except for workers' compensation
                            -------------
claims made in the ordinary course of business and consistent (in frequency and cost) with past practices, there are no (i) proceedings pending or, to the Actual Knowledge of the Shareholder, threatened against the Company, whether at law or in equity and whether civil or criminal in nature or before or by any Governmental Entity or arbitrator, nor to the Actual Knowledge of the Shareholder does there exist any basis therefor, or (ii) Orders of any Governmental Entity or arbitrator naming the Company. The Company has delivered to the Purchaser all material documents and correspondence in its or the Shareholder's possession relating to such matters referred to on SCHEDULE 4.14.
                                                                 -------------

4.15 COMPLIANCE WITH LAWS.
     --------------------

     To the Actual Knowledge of the Shareholder, (a) the Company has complied in all material respects with, and is in compliance in all material respects with, all Laws, Orders and Permits applicable to it and the Business, (b) the Company has all Permits used or necessary in the conduct of the Business and (c) such Permits listed on SCHEDULE 4.15 are in full force and effect, and no material
                  -------------
violations with respect to any thereof have occurred or are or have been recorded, and no proceeding is pending or, to the Actual Knowledge of the Shareholder, threatened, to revoke or limit any thereof. No investigation or review by any Governmental Entity with respect to the Company is pending or, to the Actual Knowledge of the Shareholder, threatened, nor has any Governmental Entity notified the Company of its intention to conduct the same.

4.16 INSURANCE.
     ---------

          (a) SCHEDULE 4.16(A) contains a true and complete list of all
              ----------------
policies of liability, theft, fidelity, life, fire, product liability, cargo, workers' compensation, health and other forms of insurance held by the Company and/or the Shareholder for the benefit of the Company (specifying the insurer, amount and basis (i.e., claims made or occurrence based) of coverage, type of insurance and policy number). The Company and/or the Shareholder have maintained such insurance coverage at all times during the course of the operation of the Business.

          (b) Except as set forth on SCHEDULE 4.16(B), with respect to each
                                     ----------------
policy of insurance listed on SCHEDULE 4.16(A):
                              ----------------

               (i) all premiums with respect thereto are currently paid or prepaid and are not subject to adjustment, and neither the Shareholder nor the Company is in material default in any respect with respect to its obligations under such policy, and, to the Actual Knowledge of the Shareholder, no basis exists that would give any insurer under any such policy the right to cancel or unilaterally reduce or limit the stated coverages contained in such policy;

               (ii) there are no outstanding claims currently pending under such policy; and

               (iii) the Company has not received any notice that such policy has been or will be canceled or terminated or will not be renewed on substantially the same terms as are now in effect or that the premium on such policy will be materially increased upon the renewal thereof.

4.17 LABOR RELATIONS; EMPLOYEES.
     --------------------------

          (a) SCHEDULE 4.17 sets forth a list of all directors, officers and
              -------------
employees of the Company as of the date hereof, together with their respective titles (if any), their current compensation (including salary, wages, bonuses and commissions) and the respective dates on which they commenced employment. To the extent any such employee is on a leave of absence, SCHEDULE 4.17
                                                          -------------
indicates the nature of such leave of absence and such employee's anticipated date of return to active employment. To the Actual Knowledge of the Shareholder, none of the key employees listed on SCHEDULE 4.17 has any plans or
                                                 -------------
intends to terminate his or their employment or engagement with the Company and no former key employee has left the service of the Company within the last 6 months.

          (b) To the Actual Knowledge of the Shareholder, except as set forth on
SCHEDULE 4.17:
-------------

          (i) the Company generally enjoys good relations with all of its employees, and there is no labor strike, dispute or grievance, slowdown or stoppage actually pending or threatened against or involving the Company; and

          (ii) the Company is not a party to or bound by any collective bargaining agreement, union contract or similar agreement, no such agreement is currently being negotiated by the Company, no labor union has taken any action with respect to organizing employees of the Company and no representation question exists with respect to any such employees.

4.18 ERISA COMPLIANCE.
     ----------------

       (a)  SCHEDULE 4.18(A) contains a true, complete and correct list of all
            ----------------
Employee Benefit Plans (collectively, the "COMPANY EMPLOYEE PLANS"):
                                           ----------------------

          (i) that cover any employees, contract employees or former employees of the Company or any spouses, family members or beneficiaries thereof (A) that are maintained, sponsored or contributed to by the Company or (B) with respect to which the Company is obligated to contribute or has any actual or potential Liability or obligation on account of the maintenance or sponsorship thereof or contribution thereto by any present or former ERISA Affiliate of the Company; or

          (ii) with respect to which the Company has any actual or potential liability or obligation on account of the maintenance or sponsorship thereof or contribution thereto by any present or former ERISA Affiliate of the Company.

     (b)  To the Actual Knowledge of the Shareholder, except as set forth on
SCHEDULE 4.18(B), with respect to each Company Employee Plan:
----------------

          (i) such Company Employee Plan has been established, maintained, and administered in accordance with its terms and in compliance in all material respects with ERISA, the Code, and other applicable Laws (including with respect to reporting and disclosure);

          (ii) all required, declared or discretionary (in accordance with historical practices) payments, premiums, contributions, reimbursements or accruals for all periods ending prior to or as of the date hereof have been made or properly accrued on the Latest Balance Sheet, or with respect to accruals properly made after the Latest Balance Sheet Date, on the books and records of the Company and all amounts withheld from employees have been timely deposited into the appropriate trust or account;

          (iii) there is no unfunded actual or potential Liability relating to such Company Employee Plan which is not reflected on the Latest Balance Sheet, or with respect to accruals properly made after the Latest Balance Sheet Date, on the books and records of the Company;

               (iv) neither the Company nor any of its ERISA Affiliates, nor any other "disqualified person" or "party in interest" (as such terms are defined in Section 4975 of the Code and Section 3(14) of ERISA, respectively) with respect to such Company Employee Plan, has breached the fiduciary rules of ERISA or engaged in a prohibited transaction that could subject any of the foregoing Persons to any tax or penalty imposed under
     Section 4975 of the Code of Section 502(I), (j) or (1) of ERISA;

               (v) no Proceedings (other than routine claims for benefits) are pending or threatened against or relating to any Company Employee Plan or any fiduciary thereof, and there is no basis for any such Proceeding against any Company Employee Plan;

               (vi) such Company Employee Plan, if intended to be "qualified", within the meaning of Section 401(a) of the Code, has been determined by the Internal Revenue Service to be so qualified and the related trusts are exempt from Tax under Section 501(a) of the Code, and nothing has occurred that has or could reasonably be expected to adversely affect such qualification or exemption;

               (vii) except as may be required under Laws of general application, such Company Employee Plan does not obligate the Company to provide any employee or former employee, or their spouses, family members or beneficiaries, any post-employment or post-retirement health or life insurance, accident or other "welfare-type" benefits;

               (viii) if such Company Employee Plan is a "group health plan" within the meaning of Section 5000 of the Code, such Company Employee Plan has been maintained in compliance with Section 4980B of the Code and Title I, Subtitle B, Part 6 of ERISA and no tax payable on account of Section 4980 B of the Code has been or is expected to be incurred;

               (ix) neither the Company nor any ERISA Affiliate thereof is or has ever maintained or been obligated to contribute to a Multiemployer Plan (as defined Section 3(37) of ERISA), a Multiple Employer Plan (as defined in Section 413 of the Code) or a Defined Benefit Pension Plan (as defined in Section 3(35) of ERISA); and

               (x) all bonding and reporting and disclosure obligations imposed under ERISA and the Code have been satisfied with respect to each Company Employee Plan.

          (c) The Purchaser has been provided with true and complete copies, to the extent applicable, of all documents pursuant to which such Company Employee Plan is maintained and administered, the two most recent annual reports (Form 5500 and attachments) and financial statements therefor, all governmental rulings, determinations, and opinions (and pending requests therefor), and, if such Company Employee Plan provides post-employment or post-retirement health and life insurance, accident or other "welfare-type" benefits, the most recent valuation of the present and future obligations under such Company Employee Plan; and the foregoing documents accurately reflect all of the terms of such Company Employee Plan (including, without limitation, any agreement or provision which would limit the ability of the Company to make any prospective amendments or terminate such Company Employee Plan).

4.19 ENVIRONMENTAL MATTERS.
     ---------------------

          (a)  Except as set forth on SCHEDULE 4.19(A), to the Actual Knowledge
                                      ----------------
of the Shareholder, neither the Company nor any of its Affiliates, nor any of their respective predecessors, has received any written or oral notice, report or other information (i) regarding any actual or alleged violation of any Environmental, Health and Safety Laws, or any Liabilities or potential Liabilities, including any investigatory, remedial or corrective obligations, relating to the Company, the Business or any of the Company's current or former owned or leased properties or operations or (ii) that the Company is potentially responsible under any Environmental, Health and Safety Laws for response costs, corrective action or natural resource damages, as those terms are defined under the Environmental, Health and Safety Laws, at any location.

          (b)  SCHEDULE 4.19(B) sets forth a complete and accurate list of all
               ----------------
properties and facilities previously owned, leased or operated by the Company or any predecessor of the Company (together with the Leased Properties, the "COVERED PROPERTIES"). Except as set forth on SCHEDULE 4.19(B), to the Actual
 ------------------                            ----------------
Knowledge of the Shareholder, there has been no release, discharge, spill, or disposal of any substance at any of the Covered Properties so as to give rise to Liability of the Company under any Environmental, Health and Safety Laws. To the Actual Knowledge of the Shareholder, except as set forth on SCHEDULE
                                                                --------
4.19(B), neither is there now, nor has there ever been, any asbestos-containing
-------
material in any form or condition, underground storage tanks, above-ground storage tanks, landfill, waste pile, surface impoundment, or article or equipment containing polychemical biphenyls on or at any of the Leased Properties.

          (c) To the Actual Knowledge of the Shareholder, except as set forth on SCHEDULE 4.19(B), neither the Company nor any of its Affiliates, nor any of
   ----------------
their respective predecessors has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or released any substance, or owned or operated any property (and no such property is contaminated by any such substance) in a manner that has given or would give rise to Liabilities pursuant to any Environmental, Health and Safety Laws, including any Liability for response costs, corrective action costs, personal injury, property damage, natural resources damage or attorney fees, or any investigative, corrective or remedial obligations pursuant to any Environmental, Health and Safety Laws.

          (d) To the Actual Knowledge of the Shareholder, no facts, events or conditions relating to the past or present operations of the Company or any of its Affiliates, nor any of their respective predecessors or any of the Covered Properties will prevent continued compliance by the Company and the Business with any Environmental, Health and Safety Laws, or give rise to any investigatory, remedial or corrective obligations pursuant to any Environmental, Health and Safety Laws, or give rise to any other Liabilities pursuant to Environmental, Health and Safety Laws, including, without limitation, any relating to on-site or off-site releases or threatened releases of materials, substances or wastes, personal injury, property damage or natural resources damage.

          (e) To the Actual Knowledge of the Shareholder, neither this Agreement nor the consummation of the transactions contemplated by this Agreement or any of the Related Documents will result in any obligations for site investigation or cleanup, or notification to or consent of government agencies or third parties, pursuant to any of the so-called "transaction-triggered" or "responsible property transfer" Environmental, Health and Safety Laws.

          (f) The Company has provided the Purchaser with correct and complete copies of all reports and studies within the possession or control of the Company or the Shareholder with respect to past or present environmental conditions or events at any of the Covered Properties and, to the Actual Knowledge of the Shareholder, there are no other environmental reports or studies with respect thereto.

4.20 BROKERS.
     -------

     Neither the Shareholder nor the Company has employed any broker or finder or incurred any Liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

4.21 RELATED PARTY TRANSACTIONS.
     --------------------------

     Except as set forth on SCHEDULE 4.21, no current or former Affiliate of the
                            -------------
Company or any "associate" (as defined in the rules promulgated under the Securities Exchange Act of 1934, as amended) thereof, is now, or has been during the last five fiscal years, the direct or indirect owner of an interest in any Person which is a present or potential competitor, supplier or customer of the Company (other than non-affiliated holdings in publicly held companies). Except as set forth on SCHEDULE 4.21, the Company is not a guarantor or otherwise
                -------------
liable for any actual or potential Liability of its Affiliates and their associates. Except as set forth on SCHEDULE 4.21, the Company does not (x) own
                                    -------------
or operate any vehicles, boats, aircraft, apartments or other residential or recreational properties or facilities for executive, administrative or sales purposes or (y) own or pay for any social club memberships, whether or not for the benefit of the Company and/or its executives.

4.22 ACCOUNTS AND NOTES RECEIVABLE.
     -----------------------------

     Except as set forth on SCHEDULE 4.22, all the accounts receivable and notes
                            -------------
receivable owing to the Company or its subsidiaries as of the date hereof constitute valid and enforceable claims, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), arising from bona fide transactions in the ordinary course of business, and to the Best Knowledge of the Shareholder, there are no known or asserted claims, refusals to pay or other rights of set-off against any thereof. Except as set forth on SCHEDULE 4.22, there is (i) no
                                             -------------
account that is delinquent by more than 90 days or subject to an actual or, to the Best Knowledge of the Shareholder, threatened refusal to pay for any reason, or a claim of set-off or similar claim.

4.23 BANK ACCOUNTS; POWERS OF ATTORNEY.
     ---------------------------------

     SCHEDULE 4.23 sets forth a true and complete list of (i) all bank accounts
     -------------
and safe deposit boxes of the Company and all persons who are signatories thereunder or who have access thereto and (ii) the names of all persons, firms, associations, corporations or business organizations holding general or special powers of attorney from the Company and a summary of the terms thereof (excluding ministerial powers of attorney granted to representatives of the Company which are terminable at will).

4.24 CUSTOMERS.
     ---------

     The Company's sole customer is Union Pacific Railroad, which has not notified the Company that it intends, nor, to the Best Knowledge of the Shareholder, has it threatened, to terminate, curtail or otherwise alter its relationship or dealings (including with respect to pricing, scope or volume of services) with the Company in a manner that has had or would reasonably be likely to have a Material Adverse Change.

4.25 CONFLICTS OF INTEREST.
     ---------------------

     Neither the Shareholder, the Company nor any officer, employee, agent or other Person acting on behalf of the Shareholder or the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any Governmental Entity or other Person who was, is, or may be in a position to help or hinder the business of the Company (or assist in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any Proceeding, (ii) if not given in the past, would have resulted in a Material Adverse Change to the Company or (iii) if not continued in the future, could reasonably be expected to result in a Material Adverse Change. There is not now, and there has never been, any employment by the Company of, or beneficial ownership in the Company by, any governmental or political official in any jurisdiction in which the Company has conducted or proposes to conduct business.

4.26 DISCLOSURE.
     ----------

     Neither this Agreement, including the schedules, attachments or exhibits hereto, nor any other written material delivered by or on behalf of the Company or the Shareholder to the Purchaser or any of its representatives contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, taken as a whole, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE V

         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND HOLDINGS

     The Purchaser and Holdings represent and warrant as of the Closing Date as follows:

5.1  ORGANIZATION; CORPORATE AUTHORITY.
     ---------------------------------

     The Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all requisite power and authority (corporate or otherwise) to own, lease and operate its assets and properties and to carry on its business as presently conducted and as presently proposed to be conducted. The Purchaser is duly qualified and in good standing to transact business as a foreign Person in those jurisdictions set forth on SCHEDULE 5.1, which constitute all the jurisdictions in which the
             ------------
character of the property owned, leased or operated by the Purchaser or the nature of the business or activities conducted by the Purchaser makes such qualification necessary. The Shareholder has been furnished with true, correct and complete copies of the certificate of incorporation (the "PURCHASER'S
                                                              -----------
CHARTER") and by-laws (the "PURCHASER'S BY-LAWS") of Purchaser, in each case as
-------                     -------------------
amended and in effect on the date hereof.

5.2  CORPORATE ACTION; AUTHORITY; NO CONFLICT.
     ----------------------------------------

     The Purchaser has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and each Related Document to which it is or will be a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Purchaser of this Agreement and each Related Document to which it is or will be a party, and performance of its obligations hereunder and thereunder have been duly and validly authorized by all necessary corporate action on the part of Purchaser and its shareholders. This Agreement and each

Related Document to which it is or will be a party has been or upon the Purchaser's execution and delivery thereof will be, duly and validly executed and delivered by Purchaser, and constitutes, or upon its execution and delivery will constitute, a valid and binding obligation of Purchaser, enforceable against it in accordance with its terms. Neither Purchaser's execution and delivery of, and/or performance of its obligations under, this Agreement and each Related Document to which it is or will be a party, nor the consummation of the transactions contemplated hereby and thereby shall (i) conflict with or result in any violation or breach of, any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default under, or give rise to any right of termination, cancellation or acceleration or result in the creation of any Encumbrance upon any of the assets or properties of Purchaser under provision of Purchaser's Charter or Purchaser's By-laws or any Contract to which Purchaser is a party or by which it or any of its assets or properties is or may be bound, or (ii) violate, or result in the creation of an Encumbrance upon any of Purchaser's assets as a result of, any Laws applicable to Purchaser or any of its properties or assets.

5.3  BROKERS.
     -------

     Except as set forth on SCHEDULE 5.3, Purchaser has not employed any broker
                            ------------
or finder or incurred any Liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

5.4  CONSENTS.
     --------

     No Permit, authorization, consent or approval of or by, or notification of or filing with, any Person (governmental or otherwise) is required in connection with the execution, delivery and performance by Purchaser of this Agreement or the Related Documents to which Purchaser is or will be a party or the consummation of the transactions contemplated hereby or thereby.

5.5  ORGANIZATION; CORPORATE AUTHORITY.
     ---------------------------------

     Holdings is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all requisite power and authority (corporate or otherwise) to own, lease and operate its assets and properties and to carry on its business as presently conducted and as presently proposed to be conducted. The Shareholder has been furnished with true, correct and complete copies of the certificate of incorporation (the "HOLDINGS CHARTER") and by-laws (the "HOLDINGS BY-LAWS") of Holdings, in each
 ----------------                     ----------------
case as amended and in effect on the date hereof.

5.6  CORPORATE ACTION; AUTHORITY; NO CONFLICT.
     ----------------------------------------

     Holdings has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and each Related Document to which it is or will be a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Holdings of this Agreement and each Related

Document to which it is or will be a party, and performance of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of Holdings and its shareholders. This Agreement and each Related Document to which it is or will be a party has been or upon Holdings' execution and delivery thereof will be, duly and validly executed and delivered by Holdings' and constitutes, or upon its execution and delivery will constitute, a valid and binding obligation of Holdings, enforceable against it in accordance with its terms. Neither Holdings' execution and delivery of, and/or performance of its obligations under, this Agreement and each Related Document to which it is or will be a party, nor the consummation of the transactions contemplated hereby and thereby shall result in any violation or breach of, any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default under, or give rise to any right of termination, cancellation or acceleration under any provision of the Holdings Charter or the Holdings By-laws or any material Contract to which Holdings is a party or by which it or any of its assets or properties is or may be bound.

5.7  CAPITALIZATION.
     --------------

          (a)  The authorized capital stock of Holdings is as set forth on
SCHEDULE 5.7, which schedule also sets forth the total number of outstanding
------------
shares of Holdings. All such outstanding shares disclosed on SCHEDULE 5.7 are
                                                             ------------
duly and validly issued and outstanding, fully paid and nonassessable, with no personal liability attached to the ownership thereof, and are held of record by the Persons and in the amounts set forth on SCHEDULE 5.7.
                                            ------------

     (b)  Except as set forth on SCHEDULE 5.7, there are no securities presently
                                 ------------
outstanding, and on the Closing Date there will not be any outstanding securities, which are convertible into, exchangeable for, or carrying the right to acquire, equity securities of Holdings, or subscriptions, warrants, options, calls, puts, convertible securities, registration or other rights, arrangements or commitments obligating Holdings or any of its subsidiaries to issue, sell, register, purchase or redeem any of its equity securities or any ownership interest or rights therein. Except as set forth on SCHEDULE 5.7, there are no
                                                    ------------
Contracts to which Holdings or any of its subsidiaries is a party with respect to the voting of such Person's capital stock.

5.8  DULY AUTHORIZED, VALIDLY ISSUED HOLDINGS SHARES.
     -----------------------------------------------

     The Holdings Shares have been duly authorized and, when issued and delivered to the Shareholder against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and, based on the truthfulness and accuracy of the Shareholder's representations in SECTION
                                                                      -------
3.3, exempt from registration under the Securities Act and the rules and
---
regulations promulgated thereunder.

5.9  FINANCIAL INFORMATION.
     ---------------------

          (a)  SCHEDULE 5.9 attached hereto contains copies of the following:
               ------------

               (i) unaudited (internally prepared) preliminary consolidated balance sheet of Holdings and its subsidiaries as of December 31, 1997;
     (ii) the unaudited (internally prepared) consolidated statements of operations of Holdings and its subsidiaries for the nine-month period ended September 30, 1997; and (iii) the unaudited (internally prepared) preliminary consolidated statements of income of Holdings and its subsidiaries for the one-month periods ended January 31, 1998, and February 28, 1998 (collectively, the "HOLDINGS UNAUDITED FINANCIAL STATEMENTS").
                                  ---------------------------------------

          (b)  Except as set forth on SCHEDULE 5.9, the Holdings Unaudited
                                      ------------
Financial Statements (i) are true, complete and correct in all material respects, and (ii) have been prepared in accordance with the books and records of Holdings and its subsidiaries which have been maintained in a manner consistent with historical practice. The Shareholder acknowledges that the Holdings Unaudited Financial Statements have not been prepared in accordance with GAAP in all respects.

                                  ARTICLE VI

                           COVENANTS AND AGREEMENTS

6.1  [OMITTED.]
     ----------



6.2  CONFIDENTIAL INFORMATION.
     ------------------------

     The Shareholder agrees that all confidential or proprietary information relating to the Business which is known to the Shareholder as of the Closing Date will be the sole property of the Company. The Shareholder agrees that it will not use or disclose such information except for the benefit of the Company and the Shareholder will take reasonable steps to protect such information from misuse, loss, theft or accidental disclosure.

6.3  PUBLIC ANNOUNCEMENTS.
     --------------------

     Each party agrees that, except (i) as otherwise required by Law and (ii) for disclosure to its respective directors, officers, employees, financial advisors, potential financing sources, legal counsel, independent certified public accountants or other agents, advisors or representatives on a need-to-know basis and with whom such party has a confidential relationship, it will not issue any reports, statements or releases, in each case pertaining to this Agreement or any Related Document to which it is a party or the transactions contemplated hereby or thereby, without the prior consent of the Company and the Purchaser, which consent shall not unreasonably be withheld or delayed.

6.4  COOPERATION REGARDING TAX FILINGS.
     ---------------------------------

     After the Closing, the Purchaser, the Company and the Shareholder shall act in good faith and cooperate with one another for the purpose of filing all Tax Returns and reports required to be filed by any of them.

6.5  NON-COMPETE; NON-SOLICITATION.
     -----------------------------

          (a) The Shareholder acknowledges and agrees that as a mutual condition to the respective obligations of the parties at the Closing, as a material inducement to the Purchaser and Holdings to enter into and perform their obligations hereunder, and in consideration of the payments to be received by the Shareholder under this Agreement, the Shareholder shall not, without the prior written consent of Holdings, at any time during the period beginning on the Closing Date and ending on the fifth anniversary thereof, (i) directly or indirectly engage in, represent in any way, or be connected with, any Competing Business (as defined below), whether such engagement shall be as an officer, director, owner, employee, partner, affiliate or other participant in any Competing Business, (ii) assist others in engaging in any Competing Business in the manner described in CLAUSE (I) above, (iii) induce other employees of the
                        ----------
Company (other than the Shareholder's spouse) or any of its subsidiaries or Affiliates to terminate their employment with the Company or any of its subsidiaries or Affiliates or to engage in any Competing Business or (iv) induce any customer, vendor, agent, owner/operator, fleet owner or any other person or entity with which the Company or any of its subsidiaries or Affiliates has a business relationship, contractual or otherwise, to terminate or alter such business relationship. This covenant is considered an integral part of this Agreement. The foregoing restriction shall not apply to the Shareholder's ownership of securities of any publicly traded securities which represent not more than 5% of the ownership interests of the issuer.

          (b) The Shareholder understands that the foregoing restrictions may limit his ability to earn a livelihood in a business similar to the business of the Company or any subsidiary or Affiliate thereof, but the Shareholder nevertheless believes that he has received and will receive sufficient consideration and other benefits under this Agreement and the Related Documents to which he is or will be a party to justify clearly such restrictions which, in any event (given the Shareholder's education, skills and ability), the Shareholder does not believe would prevent him from earning a living.

          (c)  As used herein, the term "COMPETING BUSINESS" shall mean any
                                         ------------------
business conducted in any city or county in any state of the United States which is engaged in providing any of the following services: freight consolidation and deconsolidation; traffic management; railroad signal project management, consolidation and/or deconsolidation or reclamation and salvage; intermodal marketing; or flatbed specialized hauling using owner-operators or agents; provided, however,
                                                             --------  -------
that:

               (i) any entity which has separate divisions or business units, one or more of which are engaged in a business described above, will not be deemed a Competing Business with respect to those portions of such entity which are not engaged in a business described above so long as the Shareholder's association with any such separate division or business unit (fully taking into account his functions and the nature of his work at such division or business unit) does not relate in any material respect to such portion of such business which would be a Competing Business hereunder; and

               (ii) the provision of freight consolidation consulting services to a direct shipper who is not a customer of the Company or any of its affiliates or any railroad at the time of the termination of the Shareholder's employment with the Company, or a former customer of the Company or any of its affiliates or any railroad at any time during the 12 months preceding such termination, shall not be deemed to be "engaging in a Competing Business" for purposes of this SECTION 6.5.
                                              -----------

                                  ARTICLE VII


                             DELIVERIES AT CLOSING

7.1  DELIVERIES BY THE SHAREHOLDER.
     -----------------------------

     At the Closing, the Shareholder shall deliver or cause to be delivered to the Purchaser the following items:

          (A)  DELIVERY OF ALL MERGER SHARES.  The certificate or certificates
               -----------------------------
representing all of the Merger Shares, duly endorsed for transfer and free and clear of all Encumbrances.

          (B)  CONSENTS AND APPROVALS. Duly executed copies of all consents and
               ----------------------
approvals required for or in connection with the execution and delivery by the Company and the Shareholder of this Agreement and each of the Related Documents to which any of them may be parties, the consummation of the transactions contemplated hereby and thereby, and the continued conduct of the Business as previously conducted (including any and all material consents identified on
SCHEDULE 4.3), in form and substance reasonably satisfactory to the Purchaser
------------
and its counsel.

          (C)  RELATED DOCUMENTS.  Each of the following documents (each, a
               -----------------
"RELATED DOCUMENT," and collectively, the "RELATED DOCUMENTS") executed and
-----------------                          -----------------
delivered by the parties thereto (the transactions contemplated thereby to be completed at or prior to the Closing substantially consummated or effected, as the case may be, in accordance with the terms thereof):

               (i)   Delaware Certificate.

               (ii)  Missouri Certificate.

               (iii) EMPLOYMENT AGREEMENT.  The Employment Agreement between the
                     --------------------
     Shareholder and Pacific Motor, substantially in the form of EXHIBIT A
                                                                 ---------
     attached hereto;

               (iv)  HOLDINGS STOCKHOLDERS AGREEMENT.  A joinder agreement
                     -------------------------------
     substantially in the form of EXHIBIT B attached hereto (the "JOINDER
                                  ---------                       -------
     AGREEMENT") duly executed and delivered by the Shareholder, pursuant to
     ---------
     which the Shareholder will become a party to, and be bound by and obligated to comply with the terms and provisions of, the Holdings Stockholders Agreement;

               (v)   SIDE LETTER AGREEMENT.  The side letter agreement (the
                     ---------------------   ----
     "SIDE LETTER AGREEMENT") relating to the Holdings Stockholders Agreement,
      ---------------------
     substantially the form of EXHIBIT C attached hereto, executed and delivered
                               ---------
     by each of the parties thereto.

          (d)  CLOSING CERTIFICATES. Each of the following certificates executed
               --------------------
and/or delivered, as the case may be, by the Person who or which is the subject thereof:

               (i) a certificate of the secretary of the Company, dated as of the Closing Date, certifying (i) that true and complete copies of the Company's Charter and the Company's By-laws as in effect on the date of the adoption of the resolutions referred to below and on the Closing Date are attached thereto, (ii) as to the incumbency and genuineness of the signatures of each officer of such Person executing this Agreement and the Related Documents on behalf of such Person, and (iii) the genuineness of the resolutions (attached thereto) of the board of directors or similar governing body of the Company authorizing the execution, delivery and performance of this Agreement and the Related Documents to which the Company is a party and the consummation of the transactions contemplated hereby and thereby; and

               (ii) certificates dated within five days of the Closing Date of the secretaries of state of the states in which the Company is organized and qualified to do business as of the Closing Date, certifying as to the good standing and nondelinquent tax status of the Company.

          (e)  PAY-OFF LETTERS; TERMINATION AGREEMENTS.  Pay-off and/or
               ---------------------------------------
termination agreements relating to the payment of Funded Indebtedness, duly executed and delivered by the holders thereof, all on terms and in substance reasonably satisfactory to the Purchaser.

7.2  DELIVERIES BY THE PURCHASER.
     ---------------------------

     At the Closing the Purchaser shall deliver or cause to be delivered to the Shareholder the following items:

          (a)  CLOSING CERTIFICATES. Each of the following certificates executed
               --------------------
and/or delivered, as the case may be, by the Person who or which is the subject thereof:

               (i) a certificate of the secretary of Purchaser, dated as of the Closing Date, certifying (i) that true and complete copies of Purchaser's Charter and Purchaser's By-laws as in effect on the date of the adoption of the resolutions referred to below and on the Closing Date are attached thereto, (ii) as to the incumbency and genuineness of the signatures of each officer of such Person executing this Agreement and the Related Documents on behalf of Purchaser, and (iii) the genuineness of the resolutions (attached thereto) of the board of directors or similar governing body of Purchaser authorizing the execution, delivery and performance of this Agreement and the Related Documents to which Purchaser is a party and the consummation of the transactions contemplated hereby and thereby; and

               (ii) certificates dated within five days of the Closing Date of the secretaries of state of the states in which Purchaser is organized or qualified to do business as of the Closing Date, certifying as to the good standing and nondelinquent tax status of Purchaser.

          (b)  HOLDINGS SHARES CERTIFICATE. A certificate representing 22,857
               ---------------------------
Holdings Shares duly issued in the name of the Shareholder, containing all legends required by the Holdings Stockholders Agreement and the Employment Agreement.

                                  ARTICLE VIII

                                INDEMNIFICATION

8.1  INDEMNIFICATION GENERALLY; ETC.
     -------------------------------

          (a)  Subject to the further provisions of this ARTICLE VIII, the
                                                         ------------
Shareholder shall indemnify the Purchaser Indemnified Persons for, and hold each of them harmless from and against, any and all Purchaser Losses arising from or in connection with any of the following:

               (i) the untruth, inaccuracy or breach of any representation or warranty of the Shareholder contained herein or in any certificate delivered by the Shareholder or the Company in connection herewith at the Closing (or any facts or circumstances constituting any such untruth, inaccuracy or breach);

               (ii) the breach of any agreement or covenant of the Shareholder contained in this Agreement; and

               (iii) liabilities for Taxes payable by the Shareholder or the Company for or with respect to periods ending on or prior to the Closing Date.

          (b)  Subject to the further terms of this ARTICLE VIII, the Purchaser
                                                    ------------
shall indemnify the Shareholder Indemnified Persons for, and hold each of them harmless from and against, any and all Shareholder Losses arising from or in connection with any of the following:

               (i) the untruth, inaccuracy or breach of any representation or warranty of the Purchaser contained herein or in any certificate delivered by the Purchaser in connection herewith at the Closing (or any facts or circumstances constituting any such untruth, inaccuracy or breach); and

               (ii) the breach of any agreement or covenant of the Purchaser contained in this Agreement.

8.2  ASSERTION OF CLAIMS.
     -------------------

     No claim shall be brought for a breach of a representation or warranty under SECTION 8.1 hereof unless the Indemnified Persons, or any of them, at any
      -----------
time prior to the applicable Survival Date (as defined below), give the Indemnifying Persons (a) written notice of the existence of any such claim, specifying the nature and basis of such claim and the amount thereof, to the extent known, or (b) written notice pursuant to SECTION 8.3 of any Third Party
                                                -----------
Claim, the existence of which might give rise to such a claim. Upon the giving of such written notice as aforesaid, the Indemnified Persons, or any of them, shall have the right to commence legal proceedings subsequent to the Survival Date for the enforcement of their rights under SECTION 8.1, provided that they
                                               -----------
use their commercially reasonable efforts to diligently pursue the same.

8.3  NOTICE AND DEFENSE OF THIRD PARTY CLAIMS.
     ----------------------------------------

     The obligations and liabilities of an Indemnifying Person with respect to Losses resulting from the assertion of liability by third parties (each, a "THIRD PARTY CLAIM"), other than Tax Claims (which are dealt with in SECTION 8.7
 -----------------                                                   -----------
below), shall be subject to the following terms and conditions:

          (a) The Indemnified Persons shall promptly give written notice to the Indemnifying Persons of any Third Party Claim which might give rise to any Loss by the Indemnified Persons, stating the nature and basis of such Third Party Claim, and the amount thereof to the extent known; provided, however, that no
                                                   --------  -------
delay on the part of the Indemnified Persons in notifying any Indemnifying Persons shall relieve the Indemnifying Persons from any liability or obligation hereunder unless (and then solely to the extent) the Indemnifying Person thereby is materially prejudiced by such delay.

Such notice shall be accompanied by copies of all relevant documentation with respect to such Third Party Claim to the extent available to the Indemnified Persons, including any summons, complaint or other pleading which may have been served, any written demand or any other document or instrument.

          (b) If the Indemnifying Persons shall acknowledge in a writing delivered to the Indemnified Persons that such Third Party Claim is properly subject to their indemnification obligations hereunder, then the Indemnifying Persons shall have the right to assume the defense of any Third Party Claim at their own expense and by their own counsel which counsel shall be reasonably satisfactory to the Indemnified Persons; provided, however, that the
                                         --------  -------
Indemnifying Persons shall not have the right to assume the defense of any Third Party Claim, notwithstanding the giving of such written acknowledgment, if (i) the Indemnified Persons shall have been advised by counsel that there are one or more legal or equitable defenses available to them which are different from or in addition to those available to the Indemnifying Persons, or if an actual conflict of interest exists between the Indemnified Persons and the Indemnifying Persons, (ii) such action or proceeding involves, or could have a material effect on, any material matter beyond the scope of the indemnification obligation of the Indemnifying Persons or (iii) the Indemnifying Persons shall not have assumed the defense of the Third Party Claim in a timely fashion, but in no event later than 60 days of receipt of written notice thereof.

          (c) If the Indemnifying Persons shall assume the defense of a Third Party Claim (under circumstances in which the proviso to the first sentence of
SECTION 8.3(B) is not applicable), the Indemnifying Persons shall not be
--------------
responsible for any legal or other defense costs subsequently incurred by the Indemnified Persons in connection with the defense thereof. If the Indemnifying Persons do not exercise their right to assume the defense of a Third Party Claim by giving the written acknowledgment referred to in SECTION 8.3(B), or are
                                                    --------------
otherwise restricted from so assuming such defense by the proviso to the first sentence of SECTION 8.3(B), the Indemnifying Persons shall nevertheless be
            --------------
entitled to participate in such defense with their own counsel and at their own expense.

          (d) If the Indemnifying Persons exercise their right to assume the defense of a Third Party Claim pursuant to SECTION 8.3(B), (i) the Indemnified
                                           --------------
Persons shall be entitled to participate in such defense with their own counsel at their own expense and (ii) the Indemnifying Persons shall not make any settlement of any claims without the written consent of the Indemnified Persons, which consent shall not be unreasonably withheld, delayed or conditioned.

8.4  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
     ------------------------------------------

          Subject to the further provisions of this SECTION 8.4, the
                                                    -----------
representations and warranties contained in this Agreement or in any certificate or other writing delivered in connection with this Agreement shall survive the Closing until October 3, 1999; provided, however, that (i) except as provided in
                               --------  -------
clause (ii) of this proviso, the
representations and warranties contained in SECTIONS 3.1, 3.2, 3.3, 4.1, 4.2,
                                            --------------------------------
4.3, 4.4, 4.20 AND 4.21 shall survive the Closing indefinitely and the
-----------------------
representations and warranties contained in SECTION 4.9 shall survive the
                                            -----------
Closing Date until 90 days after the expiration of the applicable statutes of limitations for Third Party Claims applicable to the matters covered thereby. For convenience of reference, the date upon which any representation or warranty contained herein shall terminate, if any, is referred to herein as the "SURVIVAL
                                                                        --------
DATE." The covenants and other agreements of the parties contained in this
----
Agreement shall survive the Closing Date until they are otherwise terminated by their terms. From and after the Closing, the Shareholder shall not have any recourse against the Company for any breach of any representation, warranty, covenant or agreement of the Company or the Shareholder set forth in this Agreement or in any certificate or other writing delivered in connection with this Agreement.

8.5  LIMITATIONS ON INDEMNIFICATION.
     ------------------------------

          (a) The Purchaser Indemnified Persons shall not have the right to be indemnified for breaches of representations and warranties pursuant to CLAUSE
                                                                       ------
(I) of the first sentence of SECTION 8.1(A) unless and until the Purchaser
---                          --------------
Indemnified Persons shall have incurred on a cumulative basis aggregate Losses in an amount exceeding $25,000, in which case the Purchaser Indemnified Persons shall be entitled to indemnification for all Losses incurred by the Purchaser Indemnified Persons; provided, however, that (i) except as provided in CLAUSE
                     --------  -------                                 ------
(II) of this proviso, the sum of all Losses pursuant to which indemnification is
----
payable by the Shareholder Indemnifying Persons pursuant to CLAUSE (I) of the
                                                            ----------
first sentence of SECTION 8.1(A) shall not exceed $750,000 and (ii) the sum of
                 ---------------
all Losses pursuant to which indemnification is payable by the Shareholder Indemnifying Persons pursuant to CLAUSE (I) of the first sentence of SECTION
                                 ----------                          -------
8.1(A) with respect to the representations and warranties set forth in SECTIONS
------                                                                 --------
3.1 and 4.4 shall not exceed the Aggregate Merger Consideration.
---     ---
Notwithstanding anything to the contrary stated above, any payment by the Shareholder Indemnifying Persons pursuant to SECTION 8.1(A)(I) hereof shall
                                             -----------------
reduce, dollar for dollar, the maximum dollar amount required to be paid by the Shareholder Indemnifying Persons under CLAUSES (I) and (II) of the immediately
                                       -----------     ----
preceding sentence.

          (b) The Shareholder Indemnified Persons shall not have the right to be indemnified for breaches of representations and warranties pursuant to CLAUSE
                                                                       ------
(I) of SECTION 8.1(B) unless and until the Shareholder Indemnified Persons have
---    --------------
incurred on a cumulative basis aggregate Losses in an amount exceeding $25,000, in which case the Shareholder Indemnified Persons shall be entitled to indemnification for all Losses incurred by the Shareholder Indemnified Persons; provided, however, that (i) except as provided in CLAUSE (II) of this proviso
--------  -------                                 -----------
the sum of all Losses pursuant to which indemnification is payable by the Purchaser Indemnifying Persons pursuant to CLAUSE (I) of SECTION 8.1(B) shall
                                           ----------    --------------
not exceed $750,000 and (ii) the sum of all Losses pursuant to which indemnification is payable by the Purchaser Indemnifying Persons pursuant to
SECTION 8.1(C)(I) with respect to the representations and warranties contained
-----------------
in SECTIONS 5.7 and 5.8 shall not exceed $1,599,990.  Notwithstanding anything
   ------------     ---
to the contrary stated
above, any payment by the Purchaser Indemnifying Persons pursuant to any provision of SECTION 8.1(B)(I) shall reduce, dollar for dollar, the maximum
             -----------------
dollar amount required to be paid by the Purchaser Indemnifying Persons under the CLAUSES (I) and (II) of the immediately preceding sentence.
    -----------     ----

8.6  SATISFACTION OF SHAREHOLDER'S INDEMNIFICATION OBLIGATIONS.
     ---------------------------------------------------------

     The obligations of the Shareholder pursuant to SECTION 8.1(A) to indemnify
                                                    --------------
the Purchaser Indemnified Persons for Purchaser Losses arising from or in connection with the matters described in CLAUSE (I) of such SECTION 8.1(A) shall
                                         ----------         --------------
be satisfied in cash by the Shareholder to the Purchaser Indemnified Persons by wire transfer of immediately available funds to an account specified by the Purchaser. In the event that the Shareholder shall not have made any such payment within 120 days after receipt of a written final nonappealable order of a court of competent jurisdiction or written notice of a binding arbitral award providing that the Shareholder is obligated under SECTION 8.1 to make such
                                                  -----------
payment, the Purchaser Indemnified Persons shall have the option of causing such obligation to be satisfied in whole or in part by the surrender to Holdings for no consideration of up to that number of Holdings Shares having an aggregate value equal to the amount of such payment obligation (unless all of the Holdings Shares have been previously surrendered). Solely for purposes of the immediately preceding sentence, then (i) the per share value of the Holdings Shares shall be the Market Price (as defined in the Holdings Stockholders Agreement) at the time of such surrender or (ii) if the Holdings Common Stock is not listed on any United States securities exchange or quoted in The NASDAQ Stock Market or the United States over-the-counter market, the per share value of the Holdings Shares shall be $70 (subject to proportionate adjustment in the event of any stock dividends, stock splits, stock combinations or other similar pro rata recapitalization events affecting the Holdings Common Stock after the
--- ----
date hereof).

8.7  COOPERATION REGARDING TAX PROCEEDINGS.
     -------------------------------------

          (a) Each of the Purchaser, on the one hand, and the Shareholder, on the other hand, shall promptly notify the other party upon becoming aware of the assertion of any claim (a "TAX CLAIM") with respect to Taxes paid or payable by
                           ---------
the Company or the Shareholder for which the Purchaser Indemnified Persons may seek indemnity hereunder; provided, however, that no delay on the part of either
                          --------  -------
party in so notifying the other party shall relieve the other party from any liability or obligation hereunder unless (and then solely to the extent) that the other party is materially prejudiced by such delay. Such notice shall be accompanied by copies of all relevant documentation with respect to such Tax Claim to the extent available to such party.

          (b)  For purposes of this SECTION 8.7 and to the extent permitted by
                                    -----------
law, a Purchaser Indemnified Person may contest a Tax Claim either by contesting the imposition of such Tax prior to payment or by paying the Tax and pursuing appropriate procedures for obtaining a refund. If the Purchaser Indemnified Person elects the latter course and the Purchaser Indemnified Persons are entitled to indemnification therefor under SECTION 8.1(A), the Shareholder shall indemnify the Purchaser Indemnified
      --------------
Persons (but only to the extent they are required to do so under the applicable provisions of this ARTICLE VIII) promptly after the Purchaser Indemnified
                   ------------
Person's payment of the Tax, and if a refund subsequently is obtained, the Purchaser Indemnified Person shall turn over to the Shareholder the amount of Tax (but not interest) refunded, up to the amount of the indemnification payment actually made by the Shareholder to the Purchaser Indemnified Persons, together with interest on such refund of Tax from the date the Shareholder made such indemnification payment, at the rates in effect from time to time under Section 6621(a)(1) of the Code.

          (c) During the course of any Proceeding regarding any Tax Claim, the Purchaser Indemnified Persons and the Shareholder will cooperate and consult with each other from time to time in good faith regarding the defense of such Tax Claim. Each of the Purchaser Indemnified Persons, on the one hand, and the Shareholder, on the other hand, will afford the other and its attorneys and other advisors reasonable access to all documents and other materials pertaining to such Tax Claim and the defense thereof.

8.8  DISPUTE RESOLUTION.
     ------------------

     The parties acknowledge and agree that they shall cooperate in good faith to resolve promptly any disputes arising under this Agreement. In the event the parties are unable to resolve any such dispute on an amicable basis, the parties agree that arbitration will afford them a quick, effective and relatively inexpensive method of dispute resolution. Therefore, the parties agree that any and all disputes arising under this Agreement that remain unresolved for more than 30 days after notice by any party to submit the same to arbitration hereunder will be adjudicated exclusively through use of the arbitration services provided by the American Arbitration Association ("AAA"), using the
                                                            ---
AAA's Commercial Rules. Any such arbitration shall take place in New York, New York. The parties agree that any attempt by the arbitrator to exercise power other than as provided for herein, or to issue an award that violates any express provision of this Agreement shall be null, void and unenforceable in any form.

                                   ARTICLE IX

                                   [OMITTED.]

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

10.1 AMENDMENT.
     ---------

     This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each party, except that any party may waive any obligation owed to it by another party under this Agreement. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

10.2 ENTIRE AGREEMENT.
     ----------------

     This Agreement and the other agreements and documents referenced herein (including the schedules and the exhibits (in their executed form) attached hereto) and any other document or agreement contemporaneously entered into with this Agreement contain all of the agreements among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements or understandings among the parties with respect thereto. Other than this Agreement and the other agreements referred to herein and to be executed and delivered in connection herewith, there are no other agreements continuing in effect relating to the subject matter hereof.

10.3 SEVERABILITY.
     ------------

     It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the Law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

10.4 BENEFITS OF AGREEMENT.
     ---------------------

     All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the foregoing; provided, however, that the Purchaser may, without the consent of any other
--------  -------
party hereto, assign any or all of its rights and interests under this Agreement and any other agreements or documents executed and delivered in connection herewith as collateral for the benefit of the agent and lenders under the Credit Agreement, which agent and lenders shall be permitted to exercise any and all of such rights, or transfer and assign all such rights to any purchaser upon the foreclosure or other exercise of remedies as to such collateral.

10.5 EXPENSES.
     --------

     Except as otherwise provided in this Agreement, the Purchaser on the one hand and the Shareholder on the other hand shall each bear their own expenses (with the Shareholder bearing the expenses of the Company incurred in connection with the transactions contemplated by this Agreement) incurred in connection with this Agreement and the Related Documents. All sales taxes and all registration, recording or transfer or stamp taxes which may be payable in connection with the transactions contemplated by this Agreement and the Related Documents shall be borne 50% by the Shareholder and 50% by the Purchaser.

10.6 NOTICES.
     -------

     All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if (A) delivered personally, (B) telecopied, (C) sent by nationally-recognized, overnight courier, or (D) mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)    if to the Company, to:

                        Intraco, Inc.
                        30 Funston Road
                        Kansas City, Kansas  66115
                        Attention:  John Wayne Hein
                        Telephone No.:  (913) 281-3143
                        Facsimile No.:  (913) 281-9248

                 and, if prior to the Closing, with a copy to:

                        Duquette & Tipton, LLP
                        405 Lexington Avenue, Suite 4500
                        New York, New York  10174
                        Attention:  Patrick B. Tipton, Esq.
                        Telephone No.:  (212) 687-1636
                        Facsimile No.:  (212) 687-2835

          (b) if to the Shareholder to the most recent address of the Shareholder on the books of the Company, with a copy to Duquette & Tipton LLP, at its address set forth above;

          (c)    if to the Purchaser, to:

                        Pacer Integrated Logistics, Inc.
                        c/o Pacific Motor Transport Company
                        Pacer Division
                        1229 East Pleasant Run Road
                        DeSoto, Texas 75123
                        Telephone No.:  (972) 224-8121
                        Facsimile No.:  (972) 228-2661
                        Attention:  President

                 with a copy to:

                        O'Sullivan Graev & Karabell, LLP
                        30 Rockefeller Plaza
                        New York, New York  10112
                        Attention:  Michael F. Killea, Esq.
                        Telephone No.:  (212) 408-2400
                        Facsimile No.:  (212) 728-5950

All such notices and other communications shall be deemed to have been given and received (A) in the case of personal delivery, on the date of such delivery, (B) in the case of delivery by telecopy, on the date of such delivery, (C) in the case of delivery by nationally-recognized, overnight courier, on the Business Day following dispatch, and (D) in the case of mailing, on the third Business Day following such mailing.

10.7 COUNTERPARTS.
     ------------

     This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

10.8 GOVERNING LAW.
     -------------

     THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

10.9   INDEPENDENCE OF COVENANTS AND REPRESENTATIONS AND WARRANTIES.
       ------------------------------------------------------------

       All covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain covenant, the fact that such action or condition is permitted by another covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached shall not affect the incorrectness of or a breach of a representation and warranty hereunder.

10.10  INTERPRETATION; CONSTRUCTION.
       ----------------------------

       The term "AGREEMENT" means this agreement together with all annexes,
                 ---------
schedules and exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. In this Agreement, the term "ACTUAL KNOWLEDGE" of any Person means the actual knowledge
                     ----------------
of such Person without being deemed to have undertaken any inquiry as to the matter in question, and the term "BEST KNOWLEDGE" of any Person means (i) the
                                  --------------
Actual Knowledge of such Person and (ii) that knowledge which such Person would have obtained from exercising such due care and attention to the management of his business affairs as a prudent businessperson would have made or exercised in the management of his business affairs. The use in this Agreement of the term "INCLUDING" means "INCLUDING, WITHOUT LIMITATION." The words "HEREIN",
----------         -----------------------------               ------
"HEREOF", "HEREUNDER", "HEREBY", "HERETO", "HEREINAFTER", and other words of
 ------    ---------    ------    ------    -----------
similar import refer to this Agreement as a whole, including the annexes, schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular article, section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to articles, sections, subsections, clauses, paragraphs, annexes, schedules and exhibits mean such provisions of this Agreement and the annexes, schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the article, section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Accounting terms used but not otherwise defined herein shall have the meanings given to them under GAAP. Unless expressly provided otherwise, the measure of a period of one month or year for purposes of this Agreement shall be that date of the following month or year corresponding to the starting date, provided that, if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date. For example, one month following February 18 is March 18, and one month following March 31 is May 1.

10.11  REMEDIES.
       --------

       Subject to the exclusive application of SECTION 8.8 with respect to
                                               -----------
claims by any party for money damages, the parties shall each have and retain all rights and remedies existing in their favor under this Agreement, at law or equity, including rights to bring actions for specific performance and injunctive and other equitable relief (including, without limitation, the remedy of rescission) to enforce or prevent a breach or any violation of this Agreement. All such rights and remedies shall, to the extent permitted by applicable Law, be cumulative.

10.12  WAIVER OF JURY TRIAL.
       --------------------

       EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED DOCUMENT.

                                 *     *     *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger as of the date first written above.

                                 THE PURCHASER:
                                 -------------

                                 PACER INTEGRATED LOGISTICS, INC.

                                 By:  ________________________________
                                      Gerry Angeli
                                      President

                                 THE COMPANY:
                                 -----------

                                 INTRACO, INC.

                                 By:  _______________________________
                                      John Wayne Hein
                                      President


                                 THE SHAREHOLDER:
                                 ----------------

                                 ____________________________________
                                      John Wayne Hein


                                 HOLDINGS:
                                 --------

                                 PMT HOLDINGS, INC.

                                 By:_________________________________
                                      Gerry Angeli
                                      Vice President

                                                                         ANNEX I

                                  DEFINITIONS
                                  -----------


     "AFFILIATE" means, with respect to any Person, (i) a director, officer or
      ---------
shareholder of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or spouse, parent, sibling or descendant of any director or executive officer of such Person), and (iii) any other Person that, directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person.

     "AFFILIATED PERSONS" means any group of two or more affiliates.
      ------------------

     "AGGREGATE MERGER CONSIDERATION" means (i) the Merger Cash Consideration
      ------------------------------
and (ii) the Holdings Shares.

     "BUSINESS DAY" means any day that is not a Saturday, Sunday or a day on
      ------------
which banking institutions in New York, New York, are not required to be open.

     "CAPITAL LEASE" means any obligation to pay rent or other amounts under any
      -------------
lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person as of such date computed in accordance with GAAP.

     "COMPANY" shall have the meaning ascribed thereto in the Caption and, with
      -------
respect to the period from and after the Effective Time, shall include the Purchaser as successor by merger to Intraco, Inc.

     "CONTINGENT SHARES" means those shares of Holdings Common Stock that, at
      -----------------
any time in question, are subject to forfeiture to Holdings pursuant to SECTION
                                                                        -------
1.10 based on the Surviving Corporation's failure to meet the earn-out targets
----
as provided therein.

     "CONTRACT" means any loan or credit agreement, note, bond, mortgage,
      --------
indenture, lease, sublease, purchase order or other agreement, commitment, instrument, permit, concession, franchise or license.

     "CONTROL" means, with respect to any Person, the possession, directly or
      -------
indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "CREDIT AGREEMENT" means that certain Amended and Restated Credit Agreement
      ----------------
dated as of December 16, 1997, among Holdings, Pacific Motor, Interstate Consolidation, Inc., Interstate Consolidation Service, Inc., Intermodal Container Service, Inc., ICI Acquisition Company, American International Rail Services LLC, American International Mechanical Services LLC, the Lenders from time to time named therein and The First National Bank of Chicago, as agent.

     "EARNED SHARES" means those shares of Holdings Common Stock that, at any
      -------------
time in question, are earned and not subject to forfeiture pursuant to SECTION
                                                                       -------
1.10.
----

     "EMPLOYEE BENEFIT PLAN"  means (i) any qualified or non-qualified Employee
      ---------------------
Pension Benefit Plan (as defined in Section 3(2) of ERISA), including any Multiemployer Plan or Multiple Employer Plan, (ii) any Employee Welfare Benefit Plan (as defined in Section 3(1) of ERISA), or (iii) any employee benefit, fringe benefit, compensation, severance, incentive, bonus, profit-sharing, stock option, stock purchase or other plan, program or arrangement, whether or not subject to ERISA and whether or not funded.

     "EMPLOYMENT AGREEMENT" means the Employment Agreement dated as of the date
      --------------------
hereof between the Shareholder and Pacific Motor, pursuant to which the Shareholder shall be employed as the Vice President of Business Development for the Pacer Division of Pacific Motor, subject to and on the terms and conditions set forth therein.

     "ENCUMBRANCES" shall mean and include security interests, mortgages, liens,
      ------------
pledges, charges, easements, reservations, restrictions, rights of way, servitudes, options, rights of first refusal, community property interests, equitable interests, restrictions of any kind and all other encumbrances, whether or not relating to the extension of credit or the borrowing of money.

     "ENVIRONMENTAL, HEALTH AND SAFETY LAWS" means all Laws, Permits, Orders and
      -------------------------------------
Contracts and all common law relating to or addressing pollution or protection of the environment, public health and safety, or employee health and safety, including, but not limited to, all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, each as amended and as now or hereafter in effect.

     "ERISA AFFILIATE" means, with respect to any Person, any other Person that
      ---------------
is a member of a "controlled group of corporations" with, or is under "common control" with, or is a member of the same "affiliated service group" with such Person as defined in Section 414(b), 414(c), or 414(m) or 414(o) of the Code.

     "FORMATION DOCUMENTS" means the documents which shall govern a corporation,
      -------------------
including the Certificate or Articles of Incorporation and the By-Laws of such corporation.

     "FUNDED INDEBTEDNESS" means, without duplication, the aggregate amount
      -------------------
(including the current portions thereof) of all (i) indebtedness for money borrowed from others (including any prepayment and similar penalties) and purchase money indebtedness (other than accounts payable in the ordinary course); (ii) indebtedness of the type described in clause (i) above guaranteed, directly or indirectly, in any manner by the Company or in effect guaranteed, directly or indirectly, in any manner by the Company through an agreement, contingent or otherwise, to supply funds to, or in any other manner invest in, the debtor, or to purchase indebtedness, or to purchase and pay for property if not delivered or pay for services if not performed, primarily for the purpose of enabling the debtor to make payment of the indebtedness or to assure the owners of the indebtedness against loss (any such arrangement being hereinafter referred to as a "GUARANTY") (but the term "Guaranty" shall exclude endorsements of checks and
 --------
other instruments in the ordinary course); (iii) all indebtedness of the type described in clause (i) above secured by any Encumbrance upon property owned by the Company even though the Company has not in any manner become liable for the payment of such indebtedness; (iv) Capital Leases; and (v) all interest expense and other charges accrued but unpaid, and all prepayment premiums, on or relating to any of such indebtedness.

     "GAAP" means Generally Accepted Accounting Principles.
      ----

     "GOVERNMENTAL ENTITY" means any governmental authority or instrumentality,
      -------------------
whether Federal, state, local or foreign and whether legislative, executive, judicial or otherwise.

     "GUARANTY" has the meaning set forth in the definition of "Funded
      --------
Indebtedness".

     "HOLDINGS COMMON STOCK" means the common stock, $.01 par value, of
      ---------------------
Holdings.

     "HOLDINGS SHARES" means, collectively, 22,857 shares of Holdings Common
      ---------------
Stock, of which an aggregate of 13,333 shares constitute Contingent Shares as of the Effective Time and an aggregate of 9,524 shares constitute Earned Shares as of the Effective Time.

     "HOLDINGS STOCKHOLDERS AGREEMENT" means that certain Amended and Restated
      -------------------------------
Shareholders Agreement dated as of December 16, 1997, among Holdings and the Shareholders from time to time listed therein.

     "INDEMNIFIED PERSONS" means and includes the Shareholder Indemnified
      -------------------
Persons and/or the Purchaser Indemnified Persons, as the case may be.

     "INDEMNIFYING PERSONS" means and includes the Shareholder Indemnifying
      --------------------
Persons and/or the Purchaser Indemnifying Persons, as the case may be.

     "INTELLECTUAL PROPERTY RIGHTS" means all intellectual property rights,
      ----------------------------
including, without limitation, patents, patent applications, trademarks, trademark applications, tradenames, servicemarks, servicemark applications, trade dress, logos and designs and the goodwill connected with the foregoing, copyrights and copyright applications, know-how, trade secrets, proprietary processes and formulae, confidential information, franchises, licenses, inventions, instructions, marketing materials and all documentation and media constituting, describing or relating to the foregoing, including, without limitation, manuals, memoranda and records.

     "LAW" means any applicable federal, state or local law, statute, treaty,
      ---
rule, directive, regulation, ordinances and similar provisions having the force or effect of law or an Order of any Governmental Entity (including all Environmental, Health and Safety Laws).

     "LIABILITY" means any liability or obligation, whether known or unknown,
      ---------
asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.

     "LITIGATION EXPENSE" means any reasonable out-of-pocket expenses incurred
      ------------------
in connection with investigating, defending or asserting any claim, legal or administrative action, suit or Proceeding incident to any matter indemnified against hereunder, including, without limitation, court filing fees, court costs, arbitration fees or costs, witness fees and fees and disbursements of outside legal counsel, investigators, expert witnesses, accountants and other professionals.

     "LOSSES" means any and all losses, claims, shortages, damages, expenses
      ------
(including reasonable attorneys' and accountants' and other professionals' fees and Litigation Expenses), assessments, Taxes (including interest or penalties thereon) and insurance premium increases arising from or in connection with any such matter that is the subject of indemnification under ARTICLE VIII, as
                                                         ------------
reduced by (i) the amount actually recovered under insurance policies (net of
-------
deductibles and incidental expenses resulting therefrom) and (ii) tax benefits actually realized under Tax Laws in respect of such Losses, in each case net of all costs and expenses of recovering any such amount. For purposes of determining tax benefits actually realized, there shall be included tax benefits actually realized before the taxable year in which a payment for a Loss is received and tax benefits reasonably expected to be realized in the taxable year in which a payment for a Loss is received.

     "MERGER" means the merger of the Company with and into the Purchaser such
      ------
that the Company shall cease to exist and become part of the Surviving Corporation, in accordance with this Agreement, the Delaware Act and the Missouri Act.

     "MERGER CASH CONSIDERATION" means $400,000.
      -------------------------

     "MERGER SHARES" means, collectively, the shares of Company Common Stock
      -------------
outstanding immediately prior to the Effective Time.

     "ORDERS" means judgments, writs, decrees, compliance agreements,
      ------
injunctions or judicial or administrative orders and determinations of any Governmental Entity or arbitrator.

     "PACIFIC MOTOR" means Pacific Motor Transport Company, a California
      -------------
corporation and a direct, wholly owned subsidiary of Holdings.

     "PERMITS" means all permits, licenses, authorizations, registrations,
      -------
franchises, approvals, consents, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Entities.

     "PERMITTED ENCUMBRANCES" means (i) Encumbrances for Taxes not yet due and
      ----------------------
payable or being contested in good faith by appropriate proceedings and for which there are adequate reserves on the books, (ii) workers or unemployment compensation liens arising in the ordinary course of business, and (iii) mechanic's, materialman's, supplier's, vendor's or similar liens arising in the ordinary course of business securing amounts that are not delinquent.

     "PER SHARE MERGER CASH CONSIDERATION" means the Merger Cash Consideration
      -----------------------------------
divided by the number of Merger Shares.

     "PER SHARE MERGER CONSIDERATION " means (i) the Per Share Merger Cash
      -------------------------------
Consideration and (ii) the Per Share Merger Stock Consideration.

     "PER SHARE MERGER STOCK CONSIDERATION" means the number of Holdings Shares
      ------------------------------------
divided by the number of Merger Shares.

     "PERSON" shall be construed broadly and shall include an individual, a
      ------
partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

     "PROCEEDING" means any action, suit, investigation or proceeding before any
      ----------
Governmental Entity or arbitrator.

     "PURCHASER INDEMNIFIED PERSONS" means and includes the Purchaser and its
      -----------------------------
subsidiaries (including, following the Closing, the Company), their respective successors and assigns, and the respective officers, directors and controlling parties of each of the foregoing; provided, however, that any such Person who
                                  --------  -------
was, prior to the Closing Date, an officer, director, employee, Affiliate, successor or assign of the Company shall not in such capacity be a Purchaser Indemnified Person with respect to a breach of this Agreement or any Related Document based on facts or circumstances occurring, or actions taken by such Person, at or prior to the Closing.

     "PURCHASER INDEMNIFYING PERSONS" means the Purchaser and its successors.
      ------------------------------

     "PURCHASER LOSSES" means any and all Losses sustained, suffered or incurred
      ----------------
by any Purchaser Indemnified Person arising from or in connection with any such matter which is the subject of indemnification under ARTICLE VIII.
                                                     ------------

     "SECURITIES" means "SECURITIES" as defined in SECTION 2(1) of the
      ----------         ----------                ------------
Securities Act.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.
      --------------

     "SHAREHOLDER INDEMNIFIED PERSONS" means and includes the Shareholder and
      -------------------------------
his personal representatives, estates and heirs.

     "SHAREHOLDER INDEMNIFYING PERSONS" means and includes the Shareholder and
      --------------------------------
his personal representatives, estates and heirs.

     "SHAREHOLDER LOSSES" shall mean any and all Losses sustained, suffered or
      ------------------
incurred by any Shareholder Indemnified Person arising from or in connection with any matter which is the subject of indemnification under ARTICLE VIII.
                                                              ------------

     "TAX LIABILITY" means the amount of Taxes owed.
      -------------

     "TAX LOSSES" means (i) all Taxes payable by the Company with respect to all
      ----------
periods through the Closing Date and (ii) any and all Losses sustained, suffered or incurred by any Purchaser Indemnified Person arising from or in connection with the untruth, inaccuracy or breach of the representations and warranties of the Company and the Shareholder contained in SECTION 4.9.
                                             -----------

     "TAX RETURN" means any return, declaration, report, claim for refund, or
      ----------
information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "TAXES" means, with respect to any Person, (i) all income taxes (including
      -----
any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all gross receipts, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, alternative or add-on minimum taxes, customs duties and other taxes, fees, assessments or charges of any kind whatsoever, together with all interest and penalties, additions to tax and other additional amounts imposed by any taxing authority (domestic or foreign) on such Person (if any) and (ii) any liability for the payment of any amount of the type described in CLAUSE (I) above as a result of (A) being a "transferee" (within the meaning
   ----------                                   ----------
of Section 6901 of the Code or any other applicable Law) of another Person, (B) being a member of an affiliated, combined or consolidated group or (C) a contractual arrangement or otherwise.

                            SCHEDULES AND EXHIBITS
                            ----------------------

                                    ANNEXES
                                    -------

Annex I                 -         Definitions

                                         SCHEDULES
                                         ---------


Schedule 3.1            -    Title to the Shares
Schedule 3.4            -    Affiliate Assets
Schedule 4.1            -    Jurisdictions
Schedule 4.3            -    Consents
Schedule 4.4            -    Capitalization
Schedule 4.5            -    Subsidiaries; Investments
Schedule 4.6            -    Financial Information
Schedule 4.7            -    Absence of Undisclosed Liabilities
Schedule 4.8            -    Absence of Changes
Schedule 4.9(a)         -    Tax Matters
Schedule 4.9(b)         -    Taxing Authority Notifications
Schedule 4.10(a)        -    Encumbrances
Schedule 4.10(b)        -    Property, Plant and Equipment
Schedule 4.11(a)        -    Leased Property
Schedule 4.11(b)        -    Leased Property Notices
Schedule 4.13           -    Contracts
Schedule 4.14           -    Litigation
Schedule 4.15           -    Compliance with Laws
Schedule 4.16(a)        -    Insurance Policies
Schedule 4.16(b)        -    Insurance Claims, Etc.
Schedule 4.17           -    Employees
Schedule 4.18(a)        -    Employee Benefit Plans
Schedule 4.18(b)        -    ERISA Compliance
Schedule 4.19(a)        -    Environmental Laws - Violations
Schedule 4.19(b)        -    Previous Facilities - Environmental Compliance
Schedule 4.21           -    Related Party Transactions
Schedule 4.22           -    Accounts and Notes Receivables
Schedule 4.23           -    Bank Accounts; Powers of Attorney
Schedule 5.1            -    Jurisdictions
Schedule 5.3            -    Brokers of Purchaser
Schedule 5.7            -    Capitalization
Schedule 5.9            -    Financial Information

                                   EXHIBITS
                                   --------

Exhibit A               -    Form of Hein Employment Agreement
Exhibit B               -    Form of Joinder Agreement to Stockholders Agreement
Exhibit C               -    Form of Side Letter Agreement

                            INDEX OF DEFINED TERMS
                            ----------------------

      The following capitalized terms, which may be used in more than one Section or other location of this Agreement, are defined in the following Sections or other locations:

Term                                                           Location
----                                                           --------
AAA........................................................Section 8.8
Actual Knowledge.........................................Section 10.10
Affiliate......................................................Annex I
Affiliated Persons.............................................Annex I
Aggregate Merger Consideration.................................Annex I
Agreement......................................................Caption
Best Knowledge...........................................Section 10.10
Business......................................................Preamble
Business Day...................................................Annex I
Capital Lease..................................................Annex I
Closing.....................................................Article II
Closing Date................................................Article II
Code....................................................Section 4.9(a)
Company........................................................Annex I
Company Common Stock..........................................Preamble
Company Employee Plans.................................Section 4.18(a)
Company's By-laws..........................................Section 4.1
Company's Charter..........................................Section 4.1
Competing Business......................................Section 6.5(c)
Constituent Corporations...................................Section 1.1
Contingent Shares..............................................Annex I
Contract.......................................................Annex I
Control........................................................Annex I
Corporate Rights...........................................Section 1.3
Corporate Transactions.................................Section 1.10(b)
Covered Properties.....................................Section 4.19(b)
Credit Agreement...............................................Annex I
Delaware Act..................................................Preamble
Delaware Certificate ......................................Section 1.2
Earned Shares..................................................Annex I
Effective Time.............................................Section 1.2
Employee Benefit Plan..........................................Annex I
Employment Agreement...........................................Annex I
Encumbrances...................................................Annex I
Environmental, Health and Safety Laws..........................Annex I
ERISA Affiliate................................................Annex I
Formation Documents............................................Annex I
Funded Indebtedness............................................Annex I
GAAP...........................................................Annex I
Governmental Entity............................................Annex I

Guaranty.......................................................Annex I
Holdings.......................................................Caption
Holdings By-Laws...........................................Section 5.5
Holdings Charter...........................................Section 5.5
Holdings Common Stock..........................................Annex I
Holdings Shares................................................Annex I
Holdings Stockholders Agreement................................Annex I
Holdings Unaudited Financial Statements.................Section 5.9(a)
Indemnified Persons............................................Annex I
Indemnifying Persons...........................................Annex I
Intellectual Property Rights...................................Annex I
Joinder Agreement...................................Section 7.1(c)(iv)
Latest Balance Sheet....................................Section 4.6(a)
Latest Balance Sheet Date...............................Section 4.6(a)
Law............................................................Annex I
Leased Property........................................Section 4.11(a)
Liability......................................................Annex I
Litigation Expense.............................................Annex I
Losses.........................................................Annex I
Material Adverse Change.................................Section 4.8(a)
Merger.........................................................Annex I
Merger Cash Consideration......................................Annex I
Merger Shares..................................................Annex I
Missouri Act..................................................Preamble
Missouri Certificate ......................................Section 1.2
Orders.........................................................Annex I
Pacific Motor..................................................Annex I
Permits........................................................Annex I
Permitted Encumbrances.........................................Annex I
Per Share Merger Cash Consideration............................Annex I
Per Share Merger Consideration.................................Annex I
Per Share Merger Stock Consideration...........................Annex I
Person.........................................................Annex I
Proceeding.....................................................Annex I
Purchaser......................................................Caption
Purchaser Indemnified Persons..................................Annex I
Purchaser Indemnifying Persons.................................Annex I
Purchaser Losses...............................................Annex I
Purchaser's By-Laws........................................Section 5.1
Purchaser's Charter........................................Section 5.1
Related Document(s).....................................Section 7.1(c)
Securities.....................................................Annex I
Securities Act.................................................Annex I
Shareholder ...................................................Caption
Shareholder Indemnified Persons................................Annex I
Shareholder Indemnifying Persons...............................Annex I

Shareholder Losses.............................................Annex I
Shareholder Materials...................................Section 1.5(b)
Side Letter Agreement................................Section 7.1(c)(v)
Survival Date..............................................Section 8.4
Surviving Corporation......................................Section 1.1
Tax Claim..................................................Section 8.7
Tax Liability..................................................Annex I
Tax Losses.....................................................Annex I
Tax Return.....................................................Annex I
Tax(es)........................................................Annex I
Third Party Claim..........................................Section 8.3
Unaudited Financial Statements..........................Section 4.6(a)